PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus


THE FUND PROVIDES SPANISH TRANSLATIONS IN CONNECTION WITH THE
PUBLIC OFFERING AND SALE OF ITS SHARES.  THE FOLLOWING IS A FAIR
AND ACCURATE ENGLISH TRANSLATION OF A SPANISH LANGUAGE PROSPECTUS
FOR THE FUND.

/s/ Julie F. Williams
    Julie F. Williams
    Secretary

PROSPECTUS SUPPLEMENT
January 10, 2000
for the following funds with prospectuses dated February 1, 1999 - December 1, 1999

AMCAP Fund, Inc.                       Limited Term Tax-Exempt Bond
American Balanced Fund, Inc.             Fund of America
American High-Income Municipal         The New Economy Fund
 Bond Fund, Inc.                       New Perspective Fund, Inc.
American High-Income Trust             SMALLCAP World Fund, Inc.
The Bond Fund of America, Inc.         The Tax-Exempt Bond Fund of
Capital World Bond Fund, Inc.            America, Inc.
Capital World Growth and               The Tax-Exempt Fund of
 Income Fund, Inc.                       California
The Cash Management Trust of           The Tax-Exempt Fund of
 America                                Maryland
EuroPacific Growth Fund                The Tax-Exempt Fund of
Fundamental Investors, Inc.              Virginia
The Growth Fund of America,            The Tax-Exempt Money Fund
 Inc.                                    of America
The Income Fund of America,            U.S. Government Securities
 Inc.                                    Fund
Intermediate Bond Fund of              The U.S. Treasury Money Fund
 America                                of America
The Investment Company of              Washington Mutual Investors
  America                               Fund, Inc.

The initial investment minimum for all funds in The American Funds Group(r), except the money market funds and the state tax-exempt funds, is now $250. The initial investment minimum for the money market funds (The Cash Management Trust of America, The Tax-Exempt Money Fund of America and The U.S. Treasury Money Fund of America) and the state tax-exempt funds (The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland and The Tax-Exempt Fund of Virginia) is $1,000.

In addition, effective January 10, 2000, the sales charges applied to purchases of the equity and fixed-income funds in The American Funds Group are as follows:

                                EQUITY FUNDS                                FIXED-INCOME FUNDS

                                Sales Charge                Dealer          Sales Charge                 Dealer
                                as % of                     Concession      as % of                     Concession
                                                            as a % of                                   as a % of
                                                            Offering                                    Offering
                                                            Price                                       Price

AMOUNT OF SALE                  Offering      Net                           Offering      Net
                                Price         Amount                        Price         Amount
                                              Invested                                    Invested

Less than $25,000               5.75%         6.10%         5.00%

$25,000 but less than           5.00          5.26          4.25            3.75%         3.90%         3.00%
$50,000

$50,000 but less than           4.50          4.71          3.75
$100,000

$100,000 but less than          3.50          3.63          2.75            3.50          3.63          2.75
$250,000

$250,000 but less than          2.50          2.56          2.00            2.50          2.56          2.00
$500,000

$500,000 but less than          2.00          2.04          1.60            2.00          2.04          1.60
$750,000

$750,000 but less than          1.50          1.52          1.20            1.50          1.52          1.20
$1 million

$1 million and above            none          none          see             none          none          see
                                                            prospectus                                  prospectus

                        THE GROWTH FUND OF AMERICA, INC.

                                     Part B
                      Statement of Additional Information

                                November 1, 1999
                          (as amended January 10, 2000)

This document is not a prospectus but should be read in conjunction with the current prospectus of The Growth Fund of America (the "fund" or "GFA") dated November 1, 1999. The prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                        The Growth Fund of America, Inc.
                              Attention: Secretary
                                  One Market
                           Steuart Tower, Suite 1800
                        San Francisco, California 94105
                                 (415) 421-9360

Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.


                               TABLE OF CONTENTS


Item                                                                  Page No.
----                                                                  --------
Certain Investment Limitations and Guidelines . . . . . . . . . . .        2
Description of Certain Securities and Investment Techniques . . . .        2
Fundamental Policies and Investment Restrictions. . . . . . . . . .        6
Fund Organization and Voting Rights . . . . . . . . . . . . . . . .        7
Fund Directors and Officers . . . . . . . . . . . . . . . . . . . .        8
Management. . . . . . . . . . . . . . . . . . . . . . . . . . . . .       12
Dividends, Distributions and Taxes. . . . . . . . . . . . . . . . .       15
Purchase of Shares. . . . . . . . . . . . . . . . . . . . . . . . .       19
Selling Shares. . . . . . . . . . . . . . . . . . . . . . . . . . .       26
Shareholder Account Services and Privileges . . . . . . . . . . . .       27
Execution of Portfolio Transactions . . . . . . . . . . . . . . . .       30
General Information . . . . . . . . . . . . . . . . . . . . . . . .       30
Investment Results and Related Statistics . . . . . . . . . . . . .       32
Appendix. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       38
Financial Statements





                      The Growth Fund of America -- Page 1

                 CERTAIN INVESTMENT LIMITATIONS AND GUIDELINES

The following limitations and guidelines are considered at the time of purchase, under normal market conditions, and are based on a percentage of the fund's net assets unless otherwise noted. This summary is not intended to reflect all of the fund's investment limitations.


OBJECTIVE

- Under normal market conditions, the fund will invest at least 65% of its assets in securities of companies that appear to offer superior opportunities for growth of capital.

DEBT SECURITIES

- The fund may invest up to 10% of its assets in straight debt securities rated Ba by Moody's Investors Service, Inc. and BB by Standard & Poor's Corporation or below or unrated but determined to be of equivalent quality.

NON-U.S. SECURITIES

- The fund may invest up to 10% of its assets in securities of issuers domiciled outside the U.S. and not included in the S&P 500 Composite Index.

          DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES

The fund may experience difficulty liquidating certain portfolio securities during significant market declines or periods of heavy redemptions. The descriptions below are intended to supplement the material in the prospectus under "Investment Objective, Strategies and Risks."


EQUITY SECURITIES -- Equity securities represent an ownership position in a company. These securities may include common stocks and securities with equity conversion or purchase rights. The prices of equity securities fluctuate based on changes in the financial condition of their issuers and on market and economic conditions. The fund's results will be related to the overall market for these securities. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.


INVESTING IN SMALLER CAPITALIZATION STOCKS - The fund may invest in the stocks of smaller companies (typically companies with market capitalizations of less than $1.2 billion at the time of purchase). The Investment Adviser believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities. However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, markets, or financial resources, may be dependent for management on one or a few key persons, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts, and may be subject to wider price swings thus creating a greater chance of loss than securities of larger capitalization companies.


DEBT SECURITIES - Bonds and other debt securities are used by issuers to borrow money. Issuers pay investors interest and generally must repay the amount borrowed at maturity. Some debt


                      The Growth Fund of America -- Page 2
securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values. The prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general their prices decline when interest rates rise and vice versa.


High-yield, high-risk bonds rated Ba or below by Standard & Poor's Corporation and BB or below by Moody's Investors Services, Inc. (or unrated but considered to be of equivalent quality) are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness than higher rated bonds, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, or to determine the value of, high-yield, high-risk bonds. Certain risk factors relating to "high-yield, high-risk bonds" are discussed below.


     SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES - High-yield, high-risk bonds can be sensitive to adverse economic changes and political and corporate developments and may be less sensitive to interest rate changes. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices and yields of high-yield, high-risk bonds.

     PAYMENT EXPECTATIONS - High-yield, high-risk bonds, like other bonds, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. If the issuer of a bond defaults on its obligations to pay interest or principal or enters into bankruptcy proceedings, the fund may incur losses or expenses in seeking recovery of amounts owed to it.

     LIQUIDITY AND VALUATION - There may be little trading in the secondary market for particular bonds, which may affect adversely the fund's ability to value accurately or dispose of such bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield, high-risk bonds, especially in a thin market.

The Investment Adviser attempts to reduce the risks described above through diversification of the portfolio and by credit analysis of each issuer as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.


WARRANTS AND RIGHTS -- The fund may purchase warrants, which are usually issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price. Rights generally expire in less than four weeks.


                      The Growth Fund of America -- Page 3

INVESTING IN VARIOUS COUNTRIES -- Investing outside the U.S. involves special risks, caused by, among other things: currency controls, fluctuating currency values; different accounting, auditing, and financial reporting regulations and practices in some countries; changing local and regional economic, political, and social conditions; expropriation or confiscatory taxation; greater market volatility; differing securities market structures; and various administrative difficulties such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. However, in the opinion of Capital Research and Management Company, investing outside the U.S. also can reduce certain portfolio risks due to greater diversification opportunities.


The risks described above are potentially heightened in connection with investments in developing countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of its industrialization cycle with a low per capita gross national product. For example, political and/or economic structures in these countries may be in their infancy and developing rapidly. Historically, the markets of developing countries have been more volatile than the markets of developed countries. The fund may only invest in securities of issuers in developing countries to a limited extent.


Additional costs could be incurred in connection with the fund's investment activities outside the U.S. Brokerage commissions may be higher outside the U.S., and the fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with the maintenance of assets in certain jurisdictions.


RESTRICTED SECURITIES AND LIQUIDITY - The fund may purchase securities subject to restrictions on resale. All such securities not actively traded will be considered illiquid unless they have been specifically determined to be liquid under procedures that have been adopted by the fund's board of directors, taking into account factors such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The fund may incur certain additional costs in disposing of illiquid securities.


U.S. GOVERNMENT SECURITIES -- Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest possible credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, will be paid in full.


Certain securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the Treasury. However, they generally involve federal sponsorship in one way or another; some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Farmers Home Administration, Federal Home Loan Bank, Federal Home Loan Mortgage Corporation, Federal National Mortgage Association, Tennessee Valley Authority, and Federal Farm Credit Bank System.


                      The Growth Fund of America -- Page 4

FORWARD COMMITMENTS - The fund may enter into commitments to purchase or sell securities at a future date. When the fund agrees to purchase such securities it assumes the risk of any decline in value of the security beginning on the date of the agreement. When the fund agrees to sell such securities it does not participate in further gains or losses with respect to the securities beginning on the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could experience a loss.


As the fund's aggregate commitments under these transactions increase, the opportunity for leverage similarly increases. The fund will not use these transactions for the purpose of leveraging and will segregate liquid assets which will be marked to market daily in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its segregated assets, the fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As the fund's aggregate commitments under these transactions increase the opportunity for leverage similarly may increase. The fund will not borrow money to settle these transactions and therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.


CASH AND CASH EQUIVALENTS - These securities include (i) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (ii) commercial bank obligations (e.g., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), (iii) savings association and saving bank obligations (e.g., certificates of deposit issued by savings banks or savings associations), (iv) securities of the U.S. Government, its agencies or instrumentalities that mature, or may be redeemed, in one year or less, and (v) corporate bonds and notes that mature, or that may be redeemed, in one year or less.


The fund may also engage in the following investment practices, although it has no current intention to do so over the next twelve months:


CURRENCY TRANSACTIONS - The fund can purchase and sell currencies to facilitate securities transactions and enter into forward currency contracts to protect against changes in currency exchange rates. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward currency contracts entered into by the fund will involve the purchase or sale of a currency against the U.S. dollar. While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain which might result from an increase in the value of the currency. The fund will not generally attempt to protect against all potential changes in exchange rates. The fund will segregate liquid assets which will be marked to market daily to meet its forward contract commitments to the extent required by the Securities and Exchange Commission.


Certain provisions of the Internal Revenue Code may affect the extent to which the fund may enter into forward contracts. Such transactions may also affect, for U.S. federal income tax purposes, the character and timing of income, gain or loss recognized by the fund.


                      The Growth Fund of America -- Page 5

                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

FUNDAMENTAL POLICIES - The fund has adopted the following fundamental policies and investment restrictions which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is defined in the Investment Company Act of 1940 ("1940 Act") as the vote of the lesser of (i) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities. All percentage limitations are considered at the time securities are purchased and are based on the fund's net assets unless otherwise indicated. None of the following investment restrictions involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the fund.


The fund may not:


1. Purchase the securities of any issuer, except the U.S. Government or any subdivision thereof, if upon such purchase more than 5% of the value of its total assets would consist of securities of such issuer.

2. Purchase the securities of companies in a particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if thereafter 25% or more of the value of its total assets would consist of securities issued by companies in that industry.

3. Purchase more than 10% of the voting or non-voting securities of any one issuer.

4. Invest more than 15% of the value of its assets in securities that are illiquid.

5.   Purchase securities on margin.

6. Purchase any real estate unless acquired as a result of ownership of securities or other instruments (this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

7. Make loans to anyone (the purchase of a portion of an issue of bonds, debentures or other securities, whether or not on the original issue of such securities, is not to be considered the making of a loan).

8. Borrow more than an amount equal to 5% of the value of its total assets, determined immediately after the time of the borrowing, and then only from banks, as a temporary measure for extraordinary or emergency purposes.

9. Invest in the securities of any issuer for the purpose of exercising control or management.

10.  Deal in commodities or commodity contracts.

11.  Act as underwriter of securities issued by other persons.


                      The Growth Fund of America -- Page 6

For purposes of Investment Restriction #4, the fund will not invest more than 15% of its net assets in illiquid securities. Furthermore, Investment Restriction #9 does not prevent the fund from engaging in transactions involving forward currency contracts.

Non-fundamental policies -- The following policies may be changed without shareholder approval.

1.	The fund does not currently intend to sell securities short, except to the extent that the fund contemporaneously owns, or has the right to acquire at no additional cost, securities identical to those sold short.

2.	The fund may not invest in securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended.



                      FUND ORGANIZATION AND VOTING RIGHTS

The fund, an open-end, diversified management investment company, was organized as a Delaware corporation on 1958 and reorganized as a Maryland corporation on September 22, 1983.


All fund operations are supervised by the fund's board of directors which meets periodically and performs duties required by applicable state and federal laws. Members of the board who are not employed by Capital Research and Management Company or its affiliates are paid certain fees for services rendered to the fund as described in "Directors and Director Compensation" below. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the fund.


The fund does not hold annual meetings of shareholders. However, significant matters which require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the fund will hold a meeting at which any member of the board could be removed by a majority vote.


                      The Growth Fund of America -- Page 7

                          FUND DIRECTORS AND OFFICERS
                      Directors and Director Compensation


                                                                                                  AGGREGATE
                                                                                                 COMPENSATION
                                                                                            (INCLUDING VOLUNTARILY
                                                                                                   DEFERRED
                                                                                               COMPENSATION/1/)
                                                                                                FROM THE FUND
                                    POSITION                                                  DURING FISCAL YEAR
                                      WITH             PRINCIPAL OCCUPATION(S) DURING               ENDED
     NAME, ADDRESS AND AGE         REGISTRANT                   PAST 5 YEARS                   AUGUST 31, 1999
--------------------------------------------------------------------------------------------------------------------
 Guilford C. Babcock              Director         Associate Professor of Finance, School          $ 20,500
 1500 Park Place                                   of Business Administration, University
 San Marino, CA 91108                              of Southern California
 Age: 68
--------------------------------------------------------------------------------------------------------------------
 + James E. Drasdo                President and    Senior Vice President, Capital                   None/5/
 333 South Hope Street            Director         Research and Management Company
 Los Angeles, CA  90071
 Age:  53
--------------------------------------------------------------------------------------------------------------------
 Robert A. Fox                    Director         President and Chief Executive Officer,          $19,000/4/
 P.O. Box 457                                      Foster Farms, Inc.
 1000 Davis Street
 Livingston, CA 95333
 Age: 62
--------------------------------------------------------------------------------------------------------------------
 Roberta L. Hazard                Director         Consultant; Rear Admiral, United                $ 20,500
 1419 Audmar Drive                                 States Navy (Retired)
 McLean, VA 22101
  Age: 64
--------------------------------------------------------------------------------------------------------------------
 Leonade D. Jones                 Director         Management consultant; former                   $ 21,833
 1536 Los Montes Drive                             Treasurer, The Washington Post Company
 Burlingame, CA 94010
  Age: 51
--------------------------------------------------------------------------------------------------------------------
 John G. McDonald                 Director         The IBJ Professor of Finance, Graduate          $ 27,400
 Graduate School of Business                       School of Business, Stanford
 Stanford University                               University
 Stanford, CA 94305
  Age: 62
--------------------------------------------------------------------------------------------------------------------
 Gail L. Neale                    Director         President, The Lovejoy Consulting               $ 26,750
 The Lovejoy Consulting Group,                     Group, Inc.; former Executive Vice
 Inc.                                              President, Salzburg Seminar
 154 Prospect Parkway
 Burlington, VT 05401
 Age: 64
--------------------------------------------------------------------------------------------------------------------
 + James W. Ratzlaff              Director         Senior Partner, The Capital Group                None/5/
 333 South Hope Street                             Partners L.P.
 Los Angeles, CA 90071
 Age: 63
--------------------------------------------------------------------------------------------------------------------
 Henry E. Riggs                   Director         President, Keck Graduate Institute of           $25,400/4/
 Keck Graduate Institute of                        Applied Life Sciences; former
 Applied Life Science                              President and Professor of
 535 Watson Drive                                  Engineering, Harvey Mudd College
 Claremont, CA 91711
 Age: 64
--------------------------------------------------------------------------------------------------------------------
 + James F. Rothenberg            Chairman         President and Director, Capital                  None/5/
 333 South Hope Street            of the Board     Research and Management Company
 Los Angeles, CA 90071
 Age: 52
--------------------------------------------------------------------------------------------------------------------
 Patricia K. Woolf                Director         Private investor; Lecturer, Department          $ 25,900
 506 Quaker Road                                   of Molecular Biology, Princeton
 Princeton, NJ 08540                               University; Corporate Director
 Age: 65
--------------------------------------------------------------------------------------------------------------------
                                      TOTAL COMPENSATION
                                    (INCLUDING VOLUNTARILY
                                           DEFERRED
                                     COMPENSATION/1/) FROM      TOTAL NUMBER
                                     ALL FUNDS MANAGED BY         OF FUND
                                     CAPITAL RESEARCH AND          BOARDS
                                      MANAGEMENT COMPANY          ON WHICH
                                 OR ITS AFFILIATES/2/ FOR THE     DIRECTOR
     NAME, ADDRESS AND AGE        YEAR ENDED AUGUST 31, 1999     SERVES/3/
-----------------------------------------------------------------------------
 Guilford C. Babcock                      $  38,500                  2
 1500 Park Place
 San Marino, CA 91108
 Age: 68
-----------------------------------------------------------------------------
 + James E. Drasdo                          None/5/                  2
 333 South Hope Street
 Los Angeles, CA  90071
 Age:  53
-----------------------------------------------------------------------------
 Robert A. Fox                            $126,500/4/                6
 P.O. Box 457
 1000 Davis Street
 Livingston, CA 95333
 Age: 62
-----------------------------------------------------------------------------
 Roberta L. Hazard                        $  78,000                  4
 1419 Audmar Drive
 McLean, VA 22101
  Age: 64
-----------------------------------------------------------------------------
 Leonade D. Jones                         $ 138,000                  6
 1536 Los Montes Drive
 Burlingame, CA 94010
  Age: 51
-----------------------------------------------------------------------------
 John G. McDonald                         $ 256,250                  8
 Graduate School of Business
 Stanford University
 Stanford, CA 94305
  Age: 62
-----------------------------------------------------------------------------
 Gail L. Neale                            $  91,500                  5
 The Lovejoy Consulting Group,
 Inc.
 154 Prospect Parkway
 Burlington, VT 05401
 Age: 64
-----------------------------------------------------------------------------
 + James W. Ratzlaff                        None/5/                  8
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 63
-----------------------------------------------------------------------------
 Henry E. Riggs                           $104,450/4/                5
 Keck Graduate Institute of
 Applied Life Science
 535 Watson Drive
 Claremont, CA 91711
 Age: 64
-----------------------------------------------------------------------------
 + James F. Rothenberg                      None/5/                  3
 333 South Hope Street
 Los Angeles, CA 90071
 Age: 52
-----------------------------------------------------------------------------
 Patricia K. Woolf                        $ 138,950                  6
 506 Quaker Road
 Princeton, NJ 08540
 Age: 65
-----------------------------------------------------------------------------




                      The Growth Fund of America -- Page 8

                      The Growth Fund of America -- Page 9

1 Amounts may be deferred by eligible Directors under a non-qualified deferred compensation plan adopted by the fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Directors.

2 Capital Research and Management Company manages The American Funds Group consisting of 29 funds: AMCAP Fund, Inc., American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., New World Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund, which serve as the underlying investment vehicle for certain variable insurance contracts; and Endowments, whose shareholders are limited to (i) any entity exempt from taxation under Section 501(c)(3) of the Internal Revenue Code of 1986, as
  amended ("501(c)(3) organization");      (ii) any trust, the present or future
  beneficiary of which is a 501(c)(3) organization, and (iii) any other entity formed for the primary purpose of benefiting a 501(c)(3) organization. An affiliate of Capital Research and Management Company, Capital International, Inc., manages Emerging Markets Growth Fund, Inc.

3 Includes funds managed by Capital Research and Management Company and affiliates.

4 Since the deferred compensation plan's adoption, the total amount of deferred compensation accrued by the fund (plus earnings thereon) as of fiscal year ended August 31, 1999 for participating Directors is as follows: Robert A. Fox ($237,205), Leonard D. Jones ($88,380), John G. McDonald ($132,051) and Henry
  E. Riggs ($202,972). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors.

5 James E. Drasdo, James W. Ratzlaff and James F. Rothenberg are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.



                     The Growth Fund of America -- Page 10

                                    OFFICERS


                               POSITION(S)     PRINCIPAL OCCUPATION(S) DURING
   NAME AND ADDRESS     AGE  WITH REGISTRANT            PAST 5 YEARS
-------------------------------------------------------------------------------
Gordon Crawford         52   Senior Vice      Senior Vice President and
333 South Hope Street        President        Director, Capital Research and
Los Angeles, CA 90071                         Management Company
-------------------------------------------------------------------------------
Paul G. Haaga, Jr.      50   Senior Vice      Executive Vice President and
333 South Hope Street        President        Director,
Los Angeles, CA 90071                         Capital Research and Management
                                              Company
-------------------------------------------------------------------------------
Donald D. O'Neal        39   Senior Vice      Vice President, Capital Research
P.O. Box 7650                President        and Management Company
San Francisco, CA
94120
-------------------------------------------------------------------------------
Richard M. Beleson      45   Vice President   Senior Vice President and
P.O. Box 7650                                 Director, Capital Research
San Francisco, CA                             Company
94120
-------------------------------------------------------------------------------
Michael T. Kerr         40   Vice President   Executive Vice President and
333 South Hope Street                         Research Director, Capital
Los Angeles, CA 90071                         Research
                                              and Management Company
-------------------------------------------------------------------------------
Julie F. Williams       51   Secretary        Vice President - Fund Business
333 South Hope Street                         Management Group, Capital
Los Angeles, CA 90071                         Research and Management Company
-------------------------------------------------------------------------------
Sheryl F. Johnson       31   Treasurer        Vice President - Fund Business
5300 Robin Hood Road                          Management Group, Capital
Norfolk, VA 23513                             Research and Management Company
-------------------------------------------------------------------------------
Robert P. Simmer        38   Assistant        Vice President - Fund Business
5300 Robin Hood Road         Treasurer        Management Group, Capital
Norfolk, VA 23513                             Research and Management Company
-------------------------------------------------------------------------------



All of the officers listed are officers, and/or directors/trustees of one of more of the other funds for which Capital Research and Management Company serves as Investment Adviser.


No compensation is paid by a fund to any officer or Director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays annual fees of $14,000 to Directors who are not affiliated with the Investment Adviser, plus $1,000 for each Board of Directors meeting attended, plus $500 for each meeting attended as a member of a committee of the Board of Directors. In lieu of meeting attendance fees, members of the Proxy Committee receive an annual retainer fee of $4,000 per annum from the fund if they serve as a member of four proxy committees, or $5,500 if they serve as a member of two proxy committees, meeting jointly.


No pension or retirement benefits are accrued as part of fund expenses. The Directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the Directors who are not


                     The Growth Fund of America -- Page 11
affiliated with the Investment Adviser. As of October 1, 1999 the officers and Directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares of the fund.


                                   MANAGEMENT

INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad (Los Angeles, San Francisco, New York, Washington, D.C., London, Geneva, Hong Kong, Singapore and Tokyo), with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser is located at 333 South Hope Street, Los Angeles, CA 90071, and at 135 South State College Boulevard, Brea, CA 92821. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world. The Investment Adviser believes that it is able to attract and retain quality personnel. The Investment Adviser is a wholly owned subsidiary of The Capital Group Companies, Inc.


An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.


The Investment Adviser is responsible for managing more than $200 billion of stocks, bonds and money market instruments and serves over eight million investors of all types throughout the world. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.


INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the "Agreement") between the fund and the Investment Adviser will continue in effect until October 31, 2000, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of Directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreement provides that the Investment Adviser has no liability to the fund for its acts or omissions in the performance of its obligations to the fund not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days' written notice to the other party and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940
Act).


The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, general purpose accounting forms, supplies, and postage used at the offices of the fund. The fund pays all expenses not assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described


                     The Growth Fund of America -- Page 12
below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; costs of stationery and forms prepared exclusively for the fund; and costs of assembling and storing shareholder account data.


The management fee is based upon the annual rates of 0.50% on the first $1 billion of the fund's net assets, 0.40% on net assets in excess of $1 billion but not exceeding $2 billion, 0.37% on net assets in excess of $2 billion but not exceeding $3 billion, 0.35% on net assets in excess of $3 billion but not exceeding $5 billion, 0.33% on net assets in excess of $5 billion but not exceeding $8 billion, 0.315% on net assets in excess of $8 billion but not exceeding $13 billion, 0.30% on net assets in excess of $13 billion but not exceeding $21 billion and 0.29% on net assets in excess of $21 billion.


The Agreement provides for a management fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the net assets of the fund and 1% of the net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.


For the fiscal years ended August 31, 1999, 1998, 1997, the Investment Adviser received advisory fees of $57,694,000, $45,511,000, and $36,531,000, respectively.


PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the "Principal Underwriter") is the principal underwriter of the fund's shares. The Principal Underwriter is located at 333 South Hope Street, Los Angeles, CA 90071, 135 South State College Boulevard, Brea, CA 92821, 3500 Wiseman Boulevard, San Antonio, TX 78251, 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240, and 5300 Robin Hood Road, Norfolk, VA 23513. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 under the 1940 Act. The Principal Underwriter receives amounts payable pursuant to the Plan (see below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the fiscal year ended August 31, 1999 amounted to $11,334,000 after allowance of $55,805,000 to dealers. During the fiscal years ended 1998 and 1997 the Principal Underwriter retained $6,615,000 and $4,855,000, respectively after an allowance of $32,726,000 and $24,257,000 to dealers, respectively.


As required by rule 12b-1 and the 1940 Act, the Plan (together with the Principal Underwriting Agreement) has been approved by the full Board of Directors and separately by a majority of the directors who are not "interested persons" of the fund and who have no direct or indirect financial


                     The Growth Fund of America -- Page 13
interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested persons" of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the Plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not "interested persons" during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.


Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan, any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees or a community foundation).


Commissions on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code, including any "401(k)" plan with 100 or more eligible employees) in excess of the Plan limitation not reimbursed during the most recent fiscal quarter are recoverable for five quarters, provided that such commissions do not exceed the annual expense limit. After five quarters, commissions are not recoverable. During the fiscal year ended August 31, 1999, the fund paid or accrued $42,790,000 for compensation to dealers under the Plan. As of August 31, 1999, accrued and unpaid distribution expenses were $10,210,000.


The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer adverse financial consequences as a result of any of these occurrences.


In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein, and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.




                     The Growth Fund of America -- Page 14

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS - The fund intends to follow the practice of distributing substantially all of its investment company taxable income which includes any excess of net realized short-term gains over net realized long-term capital losses. Additional distributions may be made, if necessary. The fund also intends to follow the practice of distributing the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the fund may retain all or part of such gain for reinvestment, after paying the related federal taxes for which shareholders may then be able to claim a credit against their federal tax liability. If the fund does not distribute the amount of capital gain and/or net investment income required to be distributed by an excise tax provision of the Code, the fund may be subject to that excise tax. In certain circumstances, the fund may determine that it is in the interest of shareholders to distribute less than the required amount. In this case, the fund will pay any income or excise taxes due.


Dividends will be reinvested in shares of the fund unless shareholders indicate in writing that they wish to receive them in cash or in shares of other American Funds, as provided in the prospectus.


TAXES - The fund intends to elect to be treated as a regulated investment company under Subchapter M of the Code. A regulated investment company qualifying under Subchapter M of the Code is required to distribute to its shareholders at least 90% of its investment company taxable income (including the excess of net short-term capital gain over net long-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net realized capital gains in the manner required under the Code. The fund intends to distribute annually all of its investment company taxable income and net realized capital gains and therefore does not expect to pay federal income tax, although in certain circumstances the fund may determine that it is in the interest of shareholders to distribute less than that amount.


Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gain (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and
(iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax during the periods described above. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.


Investment company taxable income generally includes dividends, interest, net short-term capital gains in excess of net long-term capital losses, and certain foreign currency gains, if any, less expenses and certain foreign currency losses, if any. Net capital gains for a fiscal year are computed by taking into account any capital loss carry-forward of the fund.


If any net long-term capital gains in excess of net short-term capital losses are retained by a fund for reinvestment, requiring federal income taxes to be paid thereon by the fund, the fund intends


                     The Growth Fund of America -- Page 15
to elect to treat such capital gains as having been distributed to shareholders. As a result, each shareholder will report such capital gains as long-term capital gains taxable to individual shareholders at a maximum 20% capital gains rate, will be able to claim a pro rata share of federal income taxes paid by the fund on such gains as a credit against personal federal income tax liability, and will be entitled to increase the adjusted tax basis on fund shares by the difference between a pro rata share of the retained gains and their related tax credit.


Distributions of investment company taxable income are taxable to shareholders as ordinary income.


Distributions of the excess of net long-term capital gains over net short-term capital losses which the fund properly designates as "capital gain dividends" generally will be taxable to individual shareholders at a maximum 20% capital gains rate, regardless of the length of time the shares of the fund have been held by such shareholders. Such distributions are not eligible for the dividends-received deduction. Any loss realized upon the redemption of shares held at the time of redemption for six months or less from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain during such six-month period.


Distributions of investment company taxable income and net realized capital gains to individual shareholders will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.


All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder subject to tax on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares, including exchanges for shares of another American Fund, may result in tax consequences (gain or loss) to the shareholder and must also be reported on the shareholder's federal income tax return.


Dividends from domestic corporations are expected to comprise some portion of the fund's gross income. To the extent that such dividends constitute any of the fund's gross income, a portion of the income distributions of the fund will be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which so qualify. The dividends-received deduction is reduced to the extent that either the fund shares, or the underlying shares of stock held by the fund, with respect to which dividends are received, are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held by the shareholder or the fund, as the case may be, for less than 46 days.


Distributions by the fund result in a reduction in the net asset value of the fund's shares. Should a distribution reduce the net asset value below a shareholder's cost basis, such distribution would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of investment capital. For this reason, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a


                     The Growth Fund of America -- Page 16
partial return of investment capital upon the distribution, which will nevertheless be taxable to them.


A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the fund each year, even though the fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the fund which must be distributed to shareholders in order to maintain the qualification of the fund as a regulated investment company and to avoid federal income tax at the level of the fund. Shareholders will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash.


The fund will be required to report to the IRS all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the rate of 31% in the case of non-exempt U.S. shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if the fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


Shareholders of the fund may be subject to state and local taxes on distributions received from the fund and on redemptions of the fund's shares.


Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year fund shareholders will receive a statement of the federal income tax status of all distributions.


The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on dividend income received by him or her.


Shareholders should consult their tax advisers about the application of the provisions of tax law described in this statement of additional information in light of their particular tax situations.


Dividend and interest income received by the fund from sources outside the U.S. may be subject to withholding and other taxes imposed by such foreign jurisdictions. Tax conventions between certain countries and the U.S. may reduce or eliminate these foreign taxes, however. Most foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.


                     The Growth Fund of America -- Page 17

The fund may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the Fund to foreign countries (which taxes relate primarily to investment income). The fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the fund at the close of the taxable year consists of securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code.


Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the fund accrues receivables or liabilities denominated in a foreign currency and the time the fund actually collects such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of the fund's investment company taxable income to be distributed to its shareholders as ordinary income.


If the fund invests in stock of certain passive foreign investment companies, the fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the fund's holding period for the stock. The distribution or gain so allocated to any taxable year of the fund, other than the taxable year of the excess distribution or disposition, would be taxed to the fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the fund's investment company taxable income and, accordingly, would not be taxable to the fund to the extent distributed by the fund as a dividend to its shareholders.


To avoid such tax and interest, the fund intends to elect to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time. Under this election, deductions for losses are allowable only to the extent of any prior recognized gains, and both gains and losses will be treated as ordinary income or loss. The fund will be required to distribute any resulting income, even though it has not sold the security and received cash to pay such distributions.




                     The Growth Fund of America -- Page 18

                               PURCHASE OF SHARES


        METHOD            INITIAL INVESTMENT        ADDITIONAL INVESTMENTS
-------------------------------------------------------------------------------
                        See "Investment         $50 minimum (except where a
                        Minimums and Fund       lower minimum is noted under
                        Numbers "for initial    "Investment Minimums and Fund
                        investment minimums.    Numbers").
-------------------------------------------------------------------------------
By contacting           Visit any investment    Mail directly to your
your investment dealer  dealer who is           investment dealer's address
                        registered in the       printed on your account
                        state where the         statement.
                        purchase is made and
                        who has a sales
                        agreement with
                        American Funds
                        Distributors.
-------------------------------------------------------------------------------
By mail                 Make your check         Fill out the account additions
                        payable to the fund     form at the bottom of a recent
                        and mail to the         account statement, make your
                        address indicated on    check payable to the fund,
                        the account             write your account number on
                        application. Please     your check, and mail the check
                        indicate an investment  and form in the envelope
                        dealer on the account   provided with your account
                        application.            statement.
-------------------------------------------------------------------------------
By telephone            Please contact your     Complete the "Investments by
                        investment dealer to    Phone" section on the account
                        open account, then      application or American
                        follow the procedures   FundsLink Authorization Form.
                        for additional          Once you establish the
                        investments.            privilege, you, your financial
                                                advisor or any person with your
                                                account information can call
                                                American FundsLine(R) and make
                                                investments by telephone
                                                (subject to conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By computer             Please contact your     Complete the American FundsLink
                        investment dealer to    Authorization Form. Once you
                        open account, then      established the privilege, you,
                        follow the procedures   your financial advisor or any
                        for additional          person with your account
                        investments.            information may access American
                                                FundsLine OnLine(R) on the
                                                Internet and make investments
                                                by computer (subject to
                                                conditions noted in
                                                "Shareholder Account Services
                                                and Privileges - Telephone and
                                                Computer Purchases, Redemptions
                                                and Exchanges" below).
-------------------------------------------------------------------------------
By wire                 Call800/421-0180 to     Your bank should wire your
                        obtain your account     additional investments in the
                        number(s), if           same manner as described under
                        necessary. Please       "Initial Investment."
                        indicate an investment
                        dealer on the account.
                        Instruct your bank to
                        wire funds to:

                        Wells Fargo Bank
                        155 Fifth Street,
                        Sixth Floor
                        San Francisco, CA
                        94106
                        (ABA#121000248)

                        For credit to the
                        account of:
                        American Funds Service
                        Company a/c#
                        4600-076178
                        (fund name)
                        (your fund acct. no.)
-------------------------------------------------------------------------------
THE FUNDS AND AMERICAN FUNDS DISTRIBUTORS RESERVE THE RIGHT TO REJECT ANY
PURCHASE ORDER.
-------------------------------------------------------------------------------



                     The Growth Fund of America -- Page 19

INVESTMENT MINIMUMS AND FUND NUMBERS - Here are the minimum initial investments required by the funds in The American Funds Group along with fund numbers for use with our automated phone line, American FundsLine/(R)/ (see description below):


                                                                              MINIMUM
                                                                              INITIAL       FUND
 FUND                                                                       INVESTMENT     NUMBER
 ----                                                                       ----------     ------
 STOCK AND STOCK/BOND FUNDS
 AMCAP Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     $  250         02
 American Balanced Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         11
 American Mutual Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         03
 Capital Income Builder/(R)/  . . . . . . . . . . . . . . . . . . . . . .        250         12
 Capital World Growth and Income Fund/SM/ . . . . . . . . . . . . . . . .        250         33
 EuroPacific Growth Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         16
 Fundamental Investors/SM/  . . . . . . . . . . . . . . . . . . . . . . .        250         10
 The Growth Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         05
 The Income Fund of America/(R)/  . . . . . . . . . . . . . . . . . . . .        250         06
 The Investment Company of America/(R)/ . . . . . . . . . . . . . . . . .        250         04
 The New Economy Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         14
 New Perspective Fund/(R)/  . . . . . . . . . . . . . . . . . . . . . . .        250         07
 New World Fund/SM/ . . . . . . . . . . . . . . . . . . . . . . . . . . .        250         36
 SMALLCAP World Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . . . .        250         35
 Washington Mutual Investors Fund/SM/ . . . . . . . . . . . . . . . . . .        250         01
 BOND FUNDS
 American High-Income Municipal Bond Fund/(R)/  . . . . . . . . . . . . .        250         40
 American High-Income Trust/SM/ . . . . . . . . . . . . . . . . . . . . .        250         21
 The Bond Fund of America/SM/ . . . . . . . . . . . . . . . . . . . . . .        250         08
 Capital World Bond Fund/(R)/ . . . . . . . . . . . . . . . . . . . . . .        250         31
 Intermediate Bond Fund of America/SM/  . . . . . . . . . . . . . . . . .        250         23
 Limited Term Tax-Exempt Bond Fund of America/SM/ . . . . . . . . . . . .        250         43
 The Tax-Exempt Bond Fund of America/(R)/ . . . . . . . . . . . . . . . .        250         19
 The Tax-Exempt Fund of California/(R)/*  . . . . . . . . . . . . . . . .      1,000         20
 The Tax-Exempt Fund of Maryland/(R)/*  . . . . . . . . . . . . . . . . .      1,000         24
 The Tax-Exempt Fund of Virginia/(R)/*  . . . . . . . . . . . . . . . . .      1,000         25
 U.S. Government Securities Fund/SM/  . . . . . . . . . . . . . . . . . .        250         22
 MONEY MARKET FUNDS
 The Cash Management Trust of America/(R)/  . . . . . . . . . . . . . . .      1,000         09
 The Tax-Exempt Money Fund of America/SM/ . . . . . . . . . . . . . . . .      1,000         39
 The U.S. Treasury Money Fund of America/SM/  . . . . . . . . . . . . . .      1,000         49
 ___________
 *Available only in certain states.




Minimums are reduced to $50 for purchases through "Automatic Investment Plans" (except for the money market funds) or to $25 for purchases by retirement plans through payroll deductions and may be reduced or waived for shareholders of other funds in The American Funds Group. TAX-EXEMPT FUNDS SHOULD NOT


                     The Growth Fund of America -- Page 20

SERVE AS RETIREMENT PLAN INVESTMENTS. The minimum is $50 for additional investments (except as noted above).


SALES CHARGES -- The sales charges you pay when purchasing the stock, stock/bond, and bond funds of The American Funds Group are set forth below. The money market funds of The American Funds Group are offered at net asset value. (See "Investment Minimums and Fund Numbers" for a listing of the funds.)



Amount of Purchase                    SALES CHARGE AS             DEALER
at the Offering Price                 PERCENTAGE OF THE:          CONCESSION
                                                                  AS PERCENTAGE
                                                                  OF THE
                                                                  OFFERING
                                                                  PRICE

                                      NET AMOUNT     OFFERING
                                      INVESTED       PRICE

STOCK AND STOCK/BOND FUNDS

Less than $25,000                     6.10%          5.75%        5.00%

$25,000 but less than $50,000         5.26           5.00         4.25

$50,000 but less than $100,000        4.71           4.50         3.75

BOND FUNDS

Less than $100,000                    3.90           3.75         3.00

STOCK, STOCK/BOND, AND BOND
FUNDS

$100,000 but less than                3.63           3.50         2.75
$250,000

$250,000 but less than                2.56           2.50         2.00
$500,000

$500,000 but less than                2.04           2.00         1.60
$750,000

$750,000 but less than                1.52           1.50         1.20
$1,000,000

$1,000,000 or more                    none           none         (see below)




PURCHASES NOT SUBJECT TO SALES CHARGES - Investment of $1 million or more are sold with no initial sales charge. HOWEVER, A 1% CONTINGENT DEFERRED SALES CHARGE MAY BE IMPOSED IF REDEMPTIONS ARE MADE WITHIN ONE YEAR OF PURCHASE. Employer-sponsored defined contribution-type plans investing $1 million or more, or with 100 or more eligible employees, may invest with no sales charge and are not subject to a contingent deferred sales charge. Investments made by retirement plans, endowments or foundations with $50 million or more in assets may also be made with no sales charge and are not subject to a contingent deferred sales charge. A dealer concession of up to 1% may be paid by the fund under its Plan of Distribution on investments made with no initial sales charge.


In addition, the stock, stock/bond and bond funds may sell shares at net asset value to:


(1) current or retired directors, trustees, officers and advisory board members of the funds managed by Capital Research and Management Company, employees of Washington Man-


                     The Growth Fund of America -- Page 21
agement Corporation, employees and partners of The Capital Group Companies, Inc. and its affiliated companies, certain family members of the above persons, and trusts or plans primarily for such persons;

(2) current registered representatives, retired registered representatives with respect to accounts established while active, or full-time employees (and their spouses, parents, and children) of dealers who have sales agreements with the Principal Underwriter (or who clear transactions through such dealers) and plans for such persons or the dealers;

(3) companies exchanging securities with the fund through a merger, acquisition or exchange offer;

(4) trustees or other fiduciaries purchasing shares for certain retirement plans of organizations with retirement plan assets of $50 million or more;

(5)  insurance company separate accounts;

(6)  accounts managed by subsidiaries of The Capital Group Companies, Inc.; and

(7) The Capital Group Companies, Inc., its affiliated companies and Washington Management Corporation. Shares are offered at net asset value to these persons and organizations due to anticipated economies in sales effort and expense.

DEALER COMMISSIONS - Commissions of up to 1% will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 100 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $50 million or more: 1.00% on amounts of $1 million to $4 million, 0.50% on amounts over $4 million to $10 million, and 0.25% on amounts over $10 million.


OTHER COMPENSATION TO DEALERS - The Principal Underwriter, at its expense (from a designated percentage of its income), currently provides additional compensation to dealers. Currently these payments are limited to the top 100 dealers who have sold shares of the fund or other funds in The American Funds Group. These payments will be based principally on a pro rata share of a qualifying dealer's sales. The Principal Underwriter will, on an annual basis, determine the advisability of continuing these payments.


Qualified dealers currently are paid a continuing service fee not to exceed 0.25% of average net assets (0.15% in the case of the money market funds) annually in order to promote selling efforts and to compensate them for providing certain services. These services include processing purchase and redemption transactions, establishing shareholder accounts and providing certain information and assistance with respect to the fund.


REDUCING YOUR SALES CHARGE - You and your "immediate family" (your spouse and your children under age 21) may combine investments to reduce your costs. You must let your investment dealer or American Funds Service Company (the "Transfer Agent") know if you qualify for a reduction in your sales charge using one or any combination of the methods described below.


                     The Growth Fund of America -- Page 22

     STATEMENT OF INTENTION - You may enter into a non-binding commitment to purchase shares of a fund(s) over a over a 13-month period and receive the same sales charge as if all shares had been purchased at once. This includes purchases made during the previous 90 days, but does not include appreciation of your investment or reinvested distributions. The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $25,000 or more made within a 13-month period subject to the following statement of intention (the "Statement"). The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize a Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid by the close of the period, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged. Existing holdings eligible for rights of accumulation (see the account application) and any individual investments in American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

     When the trustees of certain retirement plans purchase shares by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period, and any individual investments in American Legacy products are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined.

     Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

     AGGREGATION - Sales charge discounts are available for certain aggregated investments. Qualifying investments include those by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts and/or:

     - employee benefit plan(s), such as an IRA, individual-type 403(b) plan, or single-participant Keogh-type plan;


                     The Growth Fund of America -- Page 23

     - business accounts solely controlled by these individuals (for example, the individuals own the entire business);

     - trust accounts established by the above individuals. However, if the person(s) who established the trust is deceased, the trust account may be aggregated with accounts of the person who is the primary beneficiary of the trust.

     Individual purchases by a trustee(s) or other fiduciary(ies) may also be aggregated if the investments are:

     - for a single trust estate or fiduciary account, including an employee benefit plan other than those described above;

     - made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, again excluding employee benefit plans described above; or

     - for a diversified common trust fund or other diversified pooled account not specifically formed for the purpose of accumulating fund shares.

     Purchases made for nominee or street name accounts (securities held in the name of an investment dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

     CONCURRENT PURCHASES - You may combine purchases of two or more funds in The American Funds Group, except direct purchases of the money market funds. Shares of money market funds purchased through an exchange, reinvestment or cross-reinvestment from a fund having a sales charge do qualify.

     RIGHTS OF ACCUMULATION - You may take into account the current value of your existing holdings in The American Funds Group, as well as your holdings in Endowments (shares of which may be owned only by tax-exempt organizations), to determine your sales charge on investments in accounts eligible to be aggregated, or when making a gift to an individual or charity. When determining your sales charge, you may also take into account the value of your individual holdings, as of the end of the week prior to your investment, in various American Legacy products (American Legacy, American Legacy II and American Legacy III variable annuities, American Legacy Life, American Legacy Variable Life, and American Legacy Estate Builder). Direct purchases of the money market funds are excluded.

PRICE OF SHARES - Shares are purchased at the offering price next determined after the purchase order is received and accepted by the fund or the Transfer Agent; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. In the case of orders sent directly to the fund or the Transfer Agent, an investment dealer MUST be indicated. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of the determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will


                     The Growth Fund of America -- Page 24
be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.


The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. For example, if the Exchange closes at 1:00 p.m. on one day and at 4:00 p.m. on the next, the fund's share price would be determined as of 4:00 p.m. New York time on both days. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day.


All portfolio securities of funds managed by Capital Research and Management Company (other than money market funds) are valued, and the net asset value per share is determined as follows:


1. Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the Investment Adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Fixed-income securities are valued at prices obtained from a pricing service, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type.

Short-term securities maturing within 60 days are valued at amortized cost which approximates market value.


Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of the fund's shares into U.S. dollars at the prevailing market rates.


Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the fund's Board. The fair value of all other assets is added to the value of securities to arrive at the total assets;


2. Liabilities, including accruals of taxes and other expense items, are deducted from total assets; and

3. Net assets so obtained are then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share

Any purchase order may be rejected by the Principal Underwriter or by the fund. The Principal Underwriter will not knowingly sell shares of the fund directly or indirectly to any person or entity, where, after the sale, such person or entity would own beneficially directly or indirectly more than 4.5% of the outstanding shares of the fund without the consent of a majority of the fund's Board of Directors.


                     The Growth Fund of America -- Page 25

                                 SELLING SHARES

Shares are sold at the net asset value next determined after your request is received in good order by the Transfer Agent. You may sell (redeem) shares in your account in any of the following ways:


     THROUGH YOUR DEALER (certain charges may apply)

     - Shares held for you in your dealer's street name must be sold through the dealer.

     WRITING TO AMERICAN FUNDS SERVICE COMPANY

     -     Requests must be signed by the registered shareholder(s)

     -     A signature guarantee is required if the redemption is:

          -  Over $50,000;

          -  Made payable to someone other than the registered shareholder(s);
          or

          - Sent to an address other than the address of record, or an address of record which has been changed within the last 10 days.

Your signature may be guaranteed by a domestic stock exchange or the National Association of Securities Dealers, Inc., bank, savings association or credit union that is an eligible guarantor institution.


     - Additional documentation may be required for sales of shares held in corporate, partnership or fiduciary accounts.

     - You must include any shares you wish to sell that are in certificate form.

     TELEPHONING OR FAXING AMERICAN FUNDS SERVICE COMPANY, OR BY USING AMERICAN FUNDSLINE/(R)/ OR AMERICAN FUNDSLINE ONLINE/(R)/

     - Redemptions by telephone or fax (including American FundsLine/(R)/ and American FundsLine OnLine/(R)/) are limited to $50,000 per shareholder each day.

     -    Checks must be made payable to the registered shareholder(s).

     - Checks must be mailed to an address of record that has been used with the account for at least 10 days.

     MONEY MARKET FUNDS

     - You may have redemptions of $1,000 or more wired to your bank by writing American Funds Service Company.

     - You may establish check writing privileges (use the money market funds application).


                     The Growth Fund of America -- Page 26

          - If you request check writing privileges, you will be provided with checks that you may use to draw against your account. These checks may be made payable to anyone you designate and must be signed by the authorized number or registered shareholders exactly as indicated on your checking account signature card.

Redemption proceeds will not be mailed until sufficient time has passed to provide reasonable assurance that checks or drafts (including certified or cashier's checks) for shares purchased have cleared (which may take up to 15 calendar days from the purchase date). Except for delays relating to clearance of checks for share purchases or in extraordinary circumstances (and as permissible under the 1940 Act), sale proceeds will be paid on or before the seventh day following receipt and acceptance of an order. Interest will not accrue or be paid on amounts that represent uncashed distribution or redemption checks.


You may reinvest proceeds from a redemption or a dividend or capital gain distribution without a sales charge (any contingent deferred sales charge paid will be credited to your account) in any fund in The American Funds Group within 90 days after the date of the redemption or distribution. Redemption proceeds of shares representing direct purchases in the money market funds are excluded. Proceeds will be reinvested at the next calculated net asset value after your request is received and accepted by the Transfer Agent.


CONTINGENT DEFERRED SALES CHARGE - A contingent deferred sales charge of 1% applies to certain redemptions from funds other than the money market funds made within twelve months of purchase on investments of $1 million or more (other than redemptions by employer-sponsored retirement plans). The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. Shares held for the longest period are assumed to be redeemed first for purposes of calculating this charge. The charge is waived for exchanges (except if shares acquired by exchange were then redeemed within 12 months of the initial purchase); for distributions from 403(b) plans or IRAs due to death, disability or attainment of age 591/2; for tax-free returns of excess contributions to IRAs; and for redemptions through certain automatic withdrawals not exceeding 10% of the amount that would otherwise be subject to the charge.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

AUTOMATIC INVESTMENT PLAN - An automatic investment plan enables you to make monthly or quarterly investments into the American Funds through automatic debits from your bank account. To set up a plan you must fill out an account application and specify the amount you would like to invest ($50 minimum) and the date on which you would like your investments to occur. The plan will begin within 30 days after your account application is received. Your bank account will be debited on the day or a few days before your investment is made, depending on the bank's capabilities. The Transfer Agent will then invest your money into the fund you specified on or around the date you specified. If your bank account cannot be debited due to insufficient funds, a stop-payment or the closing of the account, the plan may be terminated and the related investment reversed. You may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.


AUTOMATIC REINVESTMENT - Dividends and capital gain distributions are reinvested in additional shares at no sales charge unless you indicate otherwise on the account application. You also


                     The Growth Fund of America -- Page 27
may elect to have dividends and/or capital gain distributions paid in cash by informing the fund, the Transfer Agent or your investment dealer.


If you have elected to receive dividends and/or capital gain distributions in cash, and the postal or other delivery service is unable to deliver checks to your address of record, or you do not respond to mailings from American Funds Service Company with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares.


CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - You may cross-reinvest dividends and capital gains ("distributions") into any other fund in The American Funds Group at net asset value, subject to the following conditions:


(a) The aggregate value of your account(s) in the fund(s) paying distributions equals or exceeds $5,000 (this is waived if the value of the account in the fund receiving the distributions equals or exceeds that fund's minimum initial investment requirement),

(b) If the value of the account of the fund receiving distributions is below the minimum initial investment requirement, distributions must be automatically reinvested,

(c) If you discontinue the cross-reinvestment of distributions, the value of the account of the fund receiving distributions must equal or exceed the minimum initial investment requirement. If you do not meet this requirement within 90 days of notification, the fund has the right to automatically redeem the account.

EXCHANGE PRIVILEGE - You may exchange shares into other funds in The American Funds Group. Exchange purchases are subject to the minimum investment requirements of the fund purchased and no sales charge generally applies. However, exchanges of shares from the money market funds are subject to applicable sales charges on the fund being purchased, unless the money market fund shares were acquired by an exchange from a fund having a sales charge, or by reinvestment or cross-reinvestment of dividends or capital gain distributions.


You may exchange shares by writing to the Transfer Agent (see "Redeeming Shares"), by contacting your investment dealer, by using American FundsLine and American FundsLine OnLine (see "American FundsLine and American FundsLine OnLine" below), or by telephoning 800/421-0180 toll-free, faxing (see "Principal Underwriter and Transfer Agent" in the prospectus for the appropriate fax numbers) or telegraphing the Transfer Agent. (See "Telephone and Computer Purchases, Redemptions and Exchanges" below.) Shares held in corporate-type retirement plans for which Capital Guardian Trust Company serves as trustee may not be exchanged by telephone, computer, fax or telegraph. Exchange redemptions and purchases are processed simultaneously at the share prices next determined after the exchange order is received. (See "Purchase of Shares--Price of Shares.") THESE TRANSACTIONS HAVE THE SAME TAX CONSEQUENCES AS ORDINARY SALES AND PURCHASES.


AUTOMATIC EXCHANGES - You may automatically exchange shares in amounts of $50 or more among any of the funds in The American Funds Group on any day (or preceding business day if the day falls on a non-business day of each month you designate. You must either (a) meet the minimum initial investment requirement for the receiving fund OR (b) the originating fund's balance must be at least $5,000 and the receiving fund's minimum must be met within one year.


                     The Growth Fund of America -- Page 28

AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.


ACCOUNT STATEMENTS - Your account is opened in accordance with your registration instructions. Transactions in the account, such as additional investments will be reflected on regular confirmation statements from the Transfer Agent. Dividend and capital gain reinvestments and purchases through automatic investment plans and certain retirement plans will be confirmed at least quarterly.


AMERICAN FUNDSLINE AND AMERICAN FUNDSLINE ONLINE - You may check your share balance, the price of your shares, or your most recent account transaction, redeem shares (up to $50,000 per shareholder each day), or exchange shares around the clock with American FundsLine and American FundsLine OnLine. To use these services, call 800/325-3590 from a TouchTone(TM) telephone or access the American Funds Web site on the Internet at www.americanfunds.com. Redemptions and exchanges through American FundsLine and American FundsLine OnLine are subject to the conditions noted above and in "Shareholder Account Services and Privileges - Telephone and Computer Purchases, Redemptions and Exchanges" below. You will need your fund number (see the list of funds in The American Funds Group under "Purchase of Shares - Investment Minimums and Fund Numbers"), personal identification number (the last four digits of your Social Security number or other tax identification number associated with your account) and account number.


TELEPHONE AND COMPUTER PURCHASES, REDEMPTIONS AND EXCHANGES - By using the telephone (including American FundsLine) or computer (including American FundsLine OnLine), fax or telegraph purchase, redemption and/or exchange options, you agree to hold the fund, the Transfer Agent, any of its affiliates or mutual funds managed by such affiliates, and each of their respective directors, trustees, officers, employees and agents harmless from any losses, expenses, costs or liability (including attorney fees) which may be incurred in connection with the exercise of these privileges. Generally, all shareholders are automatically eligible to use these options. However, you may elect to opt out of these options by writing the Transfer Agent (you may also reinstate them at any time by writing the Transfer Agent). If the Transfer Agent does not employ reasonable procedures to confirm that the instructions received from any person with appropriate account information are genuine, the fund may be liable for losses due to unauthorized or fraudulent instructions. In the event that shareholders are unable to reach the fund by telephone because of technical difficulties, market conditions, or a natural disaster, redemption and exchange requests may be made in writing only.


SHARE CERTIFICATES - Shares are credited to your account and certificates are not issued unless you request them by writing to the Transfer Agent.


REDEMPTION OF SHARES - The fund's articles of incorporation permits the fund to direct the Transfer Agent to redeem the shares of any shareholder for their then current net asset value per share if at such time the shareholder owns of record shares having an aggregate net asset value of less than the minimum initial investment amount required of new shareholders as set forth in


                     The Growth Fund of America -- Page 29
the fund's current registration statement under the 1940 Act, and subject to such further terms and conditions as the Board of Directors of the fund may from time to time adopt.


                      EXECUTION OF PORTFOLIO TRANSACTIONS

The Investment Adviser places orders for the fund's portfolio securities transactions. The Investment Adviser strives to obtain the best available prices in its portfolio transactions taking into account the costs and quality of executions. When, in the opinion of the Investment Adviser, two or more brokers (either directly or through their correspondent clearing agents) are in a position to obtain the best price and execution, preference may be given to brokers who have sold shares of the fund or who have provided investment research, statistical, or other related services to the Investment Adviser. The fund does not consider that it has an obligation to obtain the lowest available commission rate to the exclusion of price, service and qualitative considerations.


There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.


Brokerage commissions paid on portfolio transactions for the fiscal years ended August 31, 1999, 1998 and 1997, amounted to $12,088,000, $7,217,000 and
$5,577,000, respectively.


                              GENERAL INFORMATION

CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02101, as Custodian. If the fund holds non-U.S. securities, the Custodian may hold these securities pursuant to sub-custodial arrangements in non-U.S. banks or foreign branches of U.S. banks.


TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the records of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. American Funds Service Company was paid a fee of $13,441,000 for the fiscal year ended August 31, 1999.


INDEPENDENT AUDITORS - Deloitte & Touche LLP, 1000 Wilshire Boulevard, 15th Floor, Los Angeles, CA 90017, serves as the fund's independent accountants providing audit services, preparation of tax returns and review of certain documents to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report Deloitte & Touche LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing. The selection of the fund's independent accountants is reviewed and determined annually by the Board of Directors.


                     The Growth Fund of America -- Page 30

REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on August 31. Shareholders are provided at least semiannually with reports showing the investment portfolio, financial statements and other information. The fund's annual financial statements are audited by the fund's independent accountants, Deloitte & Touche LLP. In an effort to reduce the volume of mail shareholders receive from the fund when a household owns more than one account, the Transfer Agent has taken steps to eliminate duplicate mailings of shareholder reports. To receive additional copies of a report, shareholders should contact the Transfer Agent.


YEAR 2000 - The fund and its shareholders depend on the proper functioning of computer systems maintained by the Investment Adviser and its affiliates and other key service providers. Many computer systems in use today will require reprogramming or replacement prior to the year 2000 because of the way they store dates and make date-related calculations. The fund understands that these service providers are taking steps to address the "Year 2000 problem". However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund. In addition, the fund's investments could be adversely affected by the Year 2000 problem. For example, the markets for securities in which the fund invests could experience settlement problems and liquidity issues. Corporate and governmental data processing errors may cause losses for individual companies and overall economic uncertainties. Earnings of individual issuers are likely to be affected by the costs of addressing the problem, which may be substantial and may be reported inconsistently.


PERSONAL INVESTING POLICY - The fund, Capital Research and Management Company and its affiliated companies, including the fund's principal underwriter, have adopted codes of ethics which allow for personal investments. The personal investing policy is consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.


OTHER INFORMATION - The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:


             DETERMINATION OF NET ASSET VALUE, REDEMPTION PRICE AND
              MAXIMUM OFFERING PRICE PER SHARE -- AUGUST 31, 1999


Net asset value and redemption price per share
  (Net assets divided by shares outstanding). . . . . . . . . .     $26.20
Maximum offering price per share
  (100/94.25 of net asset value per share,
  which takes into account the fund's current maximum
  sales charge) . . . . . . . . . . . . . . . . . . . . . . . .     $27.80





                     The Growth Fund of America -- Page 31

                   INVESTMENT RESULTS AND RELATED STATISTICS

The fund's yield is 0.28% based on a 30-day (or one month) period ended August 31, 1999, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


     YIELD = 2[( a-b/cd + 1)/6/ -1]

     Where:      a  = dividends and interest earned during the period.

             b   =
                    expenses accrued for the period (net of reimbursements).

             c   =
                    the average daily number of shares outstanding during the period that were entitled to receive dividends.

             d   =
                    the maximum offering price per share on the last day of the period.

The average total return ("T") is computed by equating the value at the end of the period ("ERV") with a hypothetical initial investment of $1,000 ("P") over a period of years ("n") according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.


The fund's one year total return and average annual total return for the five- and ten-year periods ended August 31, 1999 were 51.95%, 21.62% and 15.82%, respectively. The fund's average annual total return at net asset value for the one-, five- and ten-year periods ended on August 31, 1999 were 61.26%, 23.07% and 16.51, respectively.


In calculating average annual total return, the fund assumes: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated. In addition, the fund will provide lifetime average total return figures.


The fund may also, at times, calculate total return based on net asset value per share (rather than the offering price), in which case the figure would not reflect the effect of any sales charges which would have been paid if shares were purchased during the period reflected in the computation. Consequently, total return calculated in this manner will be higher. These total returns may be calculated over periods in addition to those described above. Total return for the unmanaged indices will be calculated assuming reinvestment of dividends and interest, but will not reflect any deductions for advisory fees, brokerage costs or administrative expenses.


The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as the Dow Jones Average of 30 Industrial Stocks and the Standard and Poor's 500 Composite Stock Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders. The fund may also, from time to time, combine its results with those of other funds in The American Funds Group for purposes of illustrating investment strategies involving multiple funds.


                     The Growth Fund of America -- Page 32

The fund may refer to results and surveys compiled by organizations such as CDA/ Wiesenberger, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc., and by the U.S. Department of Commerce. Additionally, the fund may refer to results published in various newspapers and periodicals, including Barron's, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.


The fund may illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.


The fund may compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (e.g. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).


The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.


The investment results for the fund set forth below were calculated as described in the fund's prospectus. The fund's results will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses of the fund, so that any investment results reported by the fund should not be considered representative of what an investment in the fund may earn in any future period. These factors and possible differences in calculation methods should be considered when comparing the fund's investment results with those published for other mutual funds, other investment vehicles and unmanaged indices. The fund's results also should be considered relative to the risks associated with the fund's investment objective and policies.


                     The Growth Fund of America -- Page 33

                       GFA VS. VARIOUS UNMANAGED INDICES

10-YEAR                                                         AVERAGE
PERIODS                                                         SAVINGS
9/1 - 8/31         GFA        DJIA (2)      S&P 500 (3)       ACCOUNT (4)
----------         ---        --------      -----------       -----------
1989 - 1999       +334%        +417%           +384%             + 61%
1988 - 1998       +275%        +396%           +382%             + 65%
1987 - 1997       +236         +289            +266              + 67
1986 - 1996       +221         +308            +250              + 70
1985 - 1995       +309         +384            +311              + 75
1984 - 1994       +270         +358            +300              + 83
1983 - 1993       +251         +339            +302              + 93
1982 - 1992       +312         +439            +404              +105
1981 - 1991       +328         +434            +382              +115
1980 - 1990       +269         +343            +299              +122
1979 - 1989       +445         +399            +397              +124
1978 - 1988       +358         +282            +299              +124
1977 - 1987       +735         +422            +446              +124
1976 - 1986       +600         +233            +298              +124
1975 - 1985       +521         +173            +253              +121
1974 - 1984       +579         +211            +277              +116
1973/1/- 1983     +464         +151            +175              +106

_________________
1 From December 1, 1973

2 The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

3 The Standard and Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issuers traded on the American Stock Exchange are also included.

4 Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.


                       IF YOU ARE CONSIDERING GFA FOR AN
  INDIVIDUAL RETIREMENT ACCOUNT HERE ARE THE BENEFITS OF SYSTEMATIC INVESTING:

 Here's how much you would have if you had invested $2,000 a year on September 1 of each year in GFA over the past 3, 5 and 10 years:

         3 years                     5 years                      10 years
     (9/1/96-8/31/99)            (9/1/94-8/31/99)             (9/1/89-8/31/99)
------------------------------------------------------------------------------------
         $10,272                     $19,832                      $58,196
------------------------------------------------------------------------------------



                     The Growth Fund of America -- Page 34

           SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

                                                    . . . AND HAD TAKEN
                                                     ALL DIVIDENDS AND
                                                       CAPITAL GAIN
                                                       DISTRIBUTIONS
                                                      IN SHARES, YOUR
       IF YOU HAD                                    INVESTMENT WOULD
    INVESTED $10,000                                  HAVE BEEN WORTH
    IN GFA THIS MANY                                   THIS MUCH AT
     YEARS AGO . . .                                  AUGUST 31, 1999


         NUMBER                 PERIODS
        OF YEARS               9/1 - 8/31                  VALUE
            1
                              1998 - 1999                $ 15,195
            2
                              1997 - 1999                  15,161
            3
                              1996 - 1999                  21,003
            4
                              1995 - 1999                  21,193
            5
                              1994 - 1999                  26,606
            6
                              1993 - 1999                  28,200
            7
                              1992 - 1999                  35,159
            8
                              1991 - 1999                  36,873
            9
                              1990 - 1999                  48,152
           10
                              1989 - 1999                  43,437
           11
                              1988 - 1999                  60,546
           12
                              1987 - 1999                  54,053
           13
                              1986 - 1999                  71,467
           14
                              1985 - 1999                  91,976
           15
                              1984 - 1999                 104,431
           16
                              1983 - 1999                 105,164
           17
                              1982 - 1999                 153,694
           18
                              1981 - 1999                 167,641
           19
                              1980 - 1999                 188,274
           20
                              1979 - 1999                 251,386
           21
                              1978 - 1999                 294,489
           22
                              1977 - 1999                 479,036
           23
                              1976 - 1999                 531,127
           24
                              1975 - 1999                 606,137
           25
                              1974 - 1999                 752,231
           26
                              1973#- 1999                 629,203

# From December 1, 1973


                     The Growth Fund of America -- Page 35

                Illustration of a $10,000 investment in GFA with
      DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS TAKEN IN SHARES
           (for the period December 1, 1973 through August 31, 1999)

                          COST OF SHARES                                        VALUE OF SHARES**
Year           Annual         Dividends       Total             From              From           From           Total
Ended         Dividends     (cumulative)    Investment        Initial         CapitalGains     Dividends        Value
Aug 31        ---------     ------------       Cost          Investment        Reinvested     Reinvested        -----
------                                         ----          ----------        ----------     ----------
  1974#                  -           -       $10,000     $            7,874            -              -       $  7,874
  1975     $           362     $   362        10,362                  9,322            -       $    470          9,792
  1976                 283         645        10,645                 10,327            -            838         11,165
  1977                   -         645        10,645                 11,449            -            928         12,377
  1978                 254         899        10,899                 18,364            -          1,772         20,136
  1979                   -         899        10,899                 21,519            -          2,076         23,595
  1980                 307       1,206        11,206                 28,318            -          3,178         31,496
  1981                 546       1,752        11,752                 31,304            -          4,079         35,383
  1982               1,673       3,425        13,425                 32,507            -          6,088         38,595
  1983               2,290       5,715        15,715                 44,886            -         11,496         56,382
  1984               1,643       7,358        17,358                 43,120     $  1,064         12,621         56,805
  1985               1,249       8,607        18,607                 47,370        1,744         15,379         64,493
  1986                 979       9,586        19,586                 56,066        7,355         19,541         82,962
  1987               1,354      10,940        20,940                 69,339       14,360         26,031        109,730
  1988               1,502      12,442        22,442                 56,949       18,289         22,724         97,962
  1989               1,743      14,185        24,185                 75,387       28,688         32,432        136,507
  1990               3,611      17,796        27,796                 60,251       33,708         29,225        123,184
  1991               3,208      21,004        31,004                 73,295       47,920         39,600        160,815
  1992               2,510      23,514        33,514                 72,052       55,106         41,545        168,703
  1993               1,454      24,968        34,968                 88,758       68,670         52,840        210,268
  1994                 929      25,897        35,897                 90,294       77,818         54,740        222,852
  1995               1,372      27,269        37,269                108,176      104,252         67,383        279,811
  1996               2,452      29,721        39,721                100,592      116,565         65,166        282,323
  1997               2,019      31,740        41,740                131,682      171,693         87,748        391,123
  1998               2,525      34,265        44,265                117,363      192,135         80,676        390,174
  1999               1,956      36,221        46,221                171,304      337,808        120,091        629,203




                     The Growth Fund of America -- Page 36

The dollar amount of capital gain distributions during the period was $182,904. # From December 1, 1973


                     The Growth Fund of America -- Page 37

EXPERIENCE OF INVESTMENT ADVISER - The Investment Adviser manages nine growth and growth-income funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1969 (138 in all), those funds have had better total returns than their comparable Lipper indexes and 128 of 138 periods.


Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.


                                    APPENDIX
                          Description of Bond Ratings

BOND RATINGS -- The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent their opinions as to the quality of the municipal bonds which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality.
 Consequently, municipal bonds with the same maturity, coupon and rating may have different yields, while municipal bonds of the same maturity and coupon with different ratings may have the same yield.


Moody's rates the long-term debt securities issued by various entities from
-------
"Aaa" to "C." Moody's applies the numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category. Ratings are described as follows:


"Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.'
 Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."


"Bonds which are rated Aa are judged to be of high quality by all standards.
 Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."


"Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."


"Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."


                     The Growth Fund of America -- Page 38

"Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class."


"Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small."


"Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest."


"Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings."


"Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing."


S & P rates the long-term securities debt of various entities in categories
-----
ranging from "AAA" to "D" according to quality. The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Ratings are described as follows:


"Debt rated 'AAA' has the highest rating assigned by S & P. Capacity to pay interest and repay principal is extremely strong."


"Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree."


"Debt rated 'A' has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories."


"Debt rated 'BBB' is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories."


"Debt rated 'BB' has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The 'BB' rating category is also used for debt subordinated to senior debt that is assigned an actual or impled 'BBB-' rating.


"Debt rated 'B' has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The 'B' rating category is also used for debt subordinated to senior debt that is assigned an actual or implied 'BB' or 'BB-' rating."


"The rating 'CC' is typically applied to debt subordinated to senior debt that is assigned an actual or implied 'CCC' rating."


                     The Growth Fund of America -- Page 39

"The rating 'C' is typically applied to debt subordinated to senior debt which is assigned an actual or implied 'CCC-' debt rating. The 'C' rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued."


"The rating 'C1' is reserved for income bonds on which no interest is being paid."


"Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized."





                     The Growth Fund of America -- Page 40

The Growth Fund of America, Inc.
Investment Portfolio, August 31, 1999

                                                          Percent
                                                           of Net
Largest Industry Holdings                                  Assets
-------------------------
Broadcasting & Publishing                                    17.49
Electronic Components                                        17.15
Data Processing & Reproduction                                8.22
Health & Personal Care                                        6.56
Business & Public Services                                    6.41
Other Industries                                             33.58
Cash & Equivalents                                           10.59

Largest Equity Holdings
-----------------------
Time Warner                                                   3.92
Viacom                                                        3.06
AT&T -- Liberty Media Group                                   2.98
Texas Instruments                                            2.50
Fannie Mae                                                    2.09
Philip Morris                                                 1.78
Intel                                                         1.75
Applied Materials                                             1.67
News Corp.                                                    1.58
Microsoft                                                     1.58

The Growth Fund of America, Inc.
Investment Portfolio, August 31, 1999

                                                                  Market ValuPercent Of
Equity Securitites  (Common & Preferred Stocks)            Shares       (000)Net Assets
--------------------------------------------------                -----------------------

BROADCASTING & PUBLISHING  -  17.49%
Time Warner Inc.                                         13,646,50   $809,407      3.92%
Viacom Inc., Class B (1)                                 13,400,00    563,638
Viacom Inc., Class A (1)                                 1,629,400     68,944       3.06
AT&T Corp. - Liberty Media Group, Class A                19,281,43    617,006       2.98
(formerly Tele-Communications, Liberty Media Group) (1)
News Corp. Ltd., preferred (ADR) (Australia)             6,353,750    167,977
News Corp. Ltd. (ADR)                                    5,450,000    159,753       1.58
Comcast Corp., Class A, special stock                    8,521,218    278,005
Comcast Corp., Class A                                     300,000      8,831       1.39
AMFM Inc. (formerly Chancellor Media Corp.) (1)          3,950,000    194,538        .94
Cablevision Systems Corp., Class A (1)                   2,653,800    185,766        .90
USA Networks, Inc., Class A (1)                          3,520,000    157,960        .76
Fox Entertainment Group, Inc., Class A (1)               6,240,000    143,910        .70
Nippon Television Network Corp. (Japan)                    177,760     97,510        .47
Chris-Craft Industries, Inc. (1)                         1,254,540     63,511        .31
CBS Corp. (1)                                            1,000,000     47,000        .23
Sinclair Broadcast Group, Inc., Class A  (1)             2,230,000     36,238        .18
BHC Communications, Inc., Class A  (1)                      62,840      8,263        .04
E.W. Scripps Co., Class A                                  150,000      7,200        .03
Knight-Ridder, Inc.                                         12,200        658        .00

ELECTRONIC COMPONENTS  -  17.15%
Texas Instruments Inc.                                   6,300,000    516,993      2.50
Intel Corp.                                              4,400,000    361,625       1.75
PMC-Sierra, Inc. (1)                                     2,606,600    242,414       1.17
Solectron Corp. (1)                                      2,942,000    230,211       1.11
Micron Technology, Inc. (1)                              3,005,000    224,060       1.08
Altera Corp. (1)                                         4,600,000    193,775        .94
Corning Inc.                                             2,627,900    174,755        .85
LSI Logic Corp. (1)                                      3,000,000    170,250        .82
Linear Technology Corp.                                  2,450,000    154,197        .75
Microchip Technology Inc. (1) (2)                        2,675,000    146,456        .71
Sanmina Corp. (1)                                        1,950,000    146,250        .71
Adaptec, Inc. (1)                                        3,400,000    132,600        .64
Rohm Co., Ltd. (Japan)                                     600,000    119,583        .58
Quantum Corp. (1)                                        7,400,000    112,019        .54
Analog Devices, Inc. (1)                                 2,033,333    104,717        .51
Maxim Integrated Products, Inc. (1)                      1,500,000    100,969        .49
Jabil Circuit, Inc. (1)                                  2,100,000     94,106        .46
Taiwan Semiconductor Manufacturing Co. Ltd.              20,910,00     89,049        .43
 (Taiwan) (1)
Seagate Technology (1)                                   2,500,000     82,969        .40
Murata Manufacturing Co., Ltd. (Japan)                     875,000     70,397        .34
SCI Systems, Inc. (1)                                      554,400     27,616        .13
Advanced Micro Devices, Inc. (1)                         1,200,000     24,825        .12
Newbridge Networks Corp. (Canada) (1)                      900,400     24,705        .12

DATA PROCESSING & REPRODUCTION  -  8.22%
Microsoft Corp. (1)                                      3,540,000    327,671       1.58
Computer Associates International, Inc.                  5,775,000    326,287       1.58
Oracle Corp. (1)                                         5,420,000    197,830        .96
Cisco Systems, Inc. (1)                                  2,600,000    176,313        .85
Gateway, Inc. (formerly Gateway 2000, Inc.)  (1)         1,125,000    109,055        .53
Storage Technology Corp. (1)                             4,400,000     92,400        .45
International Business Machines Corp.                      600,000     74,737        .36
Lexmark International Group, Inc., Class A  (1)            750,000     59,062        .28
Rambus Inc. (1)                                            581,100     56,367        .27
National Computer Systems, Inc.                          1,215,000     47,385        .23
Intuit Inc. (1)                                            500,600     44,835        .22
Siebel Systems, Inc. (1)                                   600,000     41,213        .20
BMC Software, Inc. (1)                                     700,000     37,669        .18
Autodesk, Inc.                                           1,501,000     34,523        .17
PeopleSoft, Inc. (1)                                     1,500,000     21,188        .10
Silicon Graphics, Inc. (1)                               1,440,000     16,470        .08
Compaq Computer Corp.                                      600,000     13,912        .07
Vantive Corp. (1)                                        1,305,000     10,848        .05
3Com Corp. (1)                                             400,000      9,925        .05
Momentum Business Applications, Inc., Class A  (1)         146,000      1,122        .01

HEALTH & PERSONAL CARE  -  6.56%
Guidant Corp.                                            2,750,000    161,391        .78
AstraZeneca PLC (United Kingdom) (formerly               3,250,000    129,384
 Zeneca Group PLC)
AstraZeneca PLC (ADR) (formerly Astra AB)                  380,000     14,963        .70
Gilead Sciences, Inc. (1)                                1,504,300    117,241        .57
Forest Laboratories, Inc. (1)                            2,400,000    116,400        .56
Amgen Inc. (1)                                           1,300,000    108,144        .52
Elan Corp., PLC (ADR) (Ireland) (1)                      3,100,000     99,394        .48
Biogen, Inc. (1)                                         1,200,000     92,100        .45
Immunex Corp. (1)                                        1,240,000     83,467        .40
Sepracor Inc. (1)                                        1,064,500     79,704        .39
Cardinal Health, Inc.                                    1,210,950     77,198        .37
MedImmune, Inc. (1)                                        500,000     51,594        .25
BioChem Pharma Inc. (Canada) (1)                         1,600,000     41,475        .20
Eli Lilly and Co.                                          500,000     37,312        .18
Warner-Lambert Co.                                         400,000     26,500        .13
Avon Products, Inc.                                        500,000     21,937        .10
Omnicare, Inc.                                           2,200,000     21,175        .10
IDEXX Laboratories, Inc. (1)                             1,100,000     18,700        .09
Pharmacia & Upjohn, Inc.                                   290,000     15,152        .07
Medtronic, Inc.                                            180,000     14,085        .07
Guilford Pharmaceuticals, Inc. (1)                         900,000     12,150        .06
Sicor Inc. (formerly Gensia Sicor Inc.) (1)              1,332,202      5,329
Sicor Inc.  (1) (3)                                      1,125,000      4,500        .05
Sicor Inc., warrants expire 2002   (1) (3)               1,125,000     -----
Celera Genomics (formerly Perkin-Elmer Corp.) (1)          264,400      7,602        .04

BUSINESS & PUBLIC SERVICES  -  6.41%
Cendant Corp. (1)                                        18,021,90    323,268       1.56
FDX Corp. (1)                                            4,200,000    178,238        .86
Juniper Networks, Inc. (1)                                 485,600     99,548        .48
Quintiles Transnational Corp. (1)                        2,400,000     85,950        .42
Flextronics International Ltd. (Singapore) (1)           1,300,000     76,294        .37
Allied Waste Industries, Inc. (1)                        5,500,000     70,125        .34
Snyder Communications, Inc. (1)                          3,000,000     61,125        .30
Columbia/HCA Healthcare Corp.                            2,200,000     54,175        .26
Robert Half International Inc. (1)                       1,900,000     49,875        .24
Galileo International, Inc.                              1,000,000     48,500        .23
Universal Health Services, Inc., Class B (1)             1,450,000     48,394        .23
Sabre Group Holdings, Inc., Class A (1)                    750,000     42,000        .21
Waste Management, Inc.                                   1,550,000     33,809        .16
Modis Professional Services, Inc. (1)                    2,000,000     31,625        .15
Apollo Group, Inc., Class A (1)                          1,400,000     30,713        .15
Cintas Corp.                                               435,900     22,394        .11
Paychex, Inc.                                              690,000     20,312        .10
ServiceMaster Co.                                        1,000,000     16,500        .08
First Data Corp.                                           300,000     13,200        .06
Sapient Corp. (1)                                          137,500     10,038        .05
Concord EFS, Inc. (1)                                      250,000      9,280        .05

ELECTRONIC INSTRUMENTS  -  4.26%
Applied Materials, Inc. (1)                              4,850,000    344,653       1.67
KLA - Tencor Corp. (1)                                   4,350,000    273,234       1.32
Affymetrix, Inc. (1) (3) (4)                             1,000,000     77,063        .37
PE Biosystems Group (formerly Perkin-Elmer Corp.)        1,057,600     72,776        .35
ADVANTEST CORP. (Japan)                                    500,000     67,883        .33
Teradyne, Inc. (1)                                         675,000     45,942        .22

FINANCIAL SERVICES  -  3.26%
Fannie Mae                                               6,956,700    432,185       2.09
SLM Holding Corp.                                        1,880,000     83,072        .41
Capital One Financial Corp.                              1,450,000     54,738        .26
Providian Financial Corp.                                  700,000     54,337        .26
Household International, Inc.                            1,300,000     49,075        .24

LEISURE & TOURISM  -  3.02%
Seagram Co. Ltd. (Canada)                                3,010,000    159,718        .77
Starbucks Corp. (1)                                      6,100,000    139,537        .68
King World Productions, Inc. (1)                         3,034,200    115,679        .56
Carnival Corp.                                           1,729,800     77,300        .37
MGM Grand, Inc. (1)                                      1,570,541     77,153        .37
Mirage Resorts, Inc. (1)                                 4,200,000     54,863        .27

TELECOMMUNICATIONS  -  2.63%
Nextel Communications, Inc., Class A  (1)                1,850,000    106,953        .52
MCI WorldCom, Inc. (1)                                   1,400,000    106,050        .51
NTT Mobile Communications Network, Inc.                      4,000     66,191
 (Japan) (1) (5)
NTT Mobile Communications Network, Inc.                      1,000     16,639        .40
AT&T Corp.                                               1,700,000     76,500        .37
Teleglobe Inc. (Canada)                                  3,045,000     51,967        .25
Crown Castle International Corp. (1)                     2,450,000     37,056        .18
American Tower Systems Corp., Class A (1)                1,300,000     29,575        .14
Sprint FON Group                                           500,000     22,188        .11
SkyTel Communications Inc. (1)                           1,000,000     19,813        .10
Paging Network, Inc. (1)                                 3,500,000     10,828        .05

ENERGY SOURCES  -  2.25%
Apache Corp.                                             2,157,100     98,148        .47
Burlington Resources Inc.                                1,800,000     75,263        .36
Suncor Energy Inc. (Canada)                              1,700,000     70,013        .34
TOTAL-FINA SA,  Class B (ADR) (France)                     750,000     48,797        .24
 (formerly TOTAL)
Talisman Energy Inc. (Canada) (1)                        1,567,700     45,946        .22
Union Pacific Resources Group Inc.                       2,500,000     44,844        .22
Pogo Producing Co.                                       1,994,400     41,633        .20
Enterprise Oil PLC (United Kingdom)                      3,950,000     28,504        .14
Petro-Canada (Canada)                                      600,000      9,013        .04
Devon Energy Corp.                                          94,200      3,638        .02

BEVERAGES & TOBACCO  -  2.25%
Philip Morris Companies Inc.                             9,850,000    368,759       1.78
Nabisco Group Holdings Corp. (formerly                   2,650,000     47,038        .23
 RJR Nabisco, Inc.  Holdings Corp.)
PepsiCo, Inc.                                            1,250,000     42,656        .21
R.J. Reynolds Tobacco Holdings, Inc.                       216,666      5,945        .03

ELECTRICAL & ELECTRONICS  -  2.10%
Nortel Networks Corp.(Canada) (formerly                  3,522,240    144,632        .70
 Northern Telecom Ltd.)
NEC Corp. (Japan)                                        6,000,000     97,641        .47
General Instrument Corp. (1)                             1,340,000     65,911        .32
Telefonaktiebolaget LM Ericsson, Class B (ADR) (Sweden)  2,000,000     65,125        .32
Nokia Corp., Class A (ADR) (Finland)                       420,000     35,018        .16
Lucent Technologies Inc.                                   412,500     26,426        .13

TRANSPORTATION: AIRLINES  -  1.76%
AMR Corp. (1)                                            2,860,000    167,667        .81
Southwest Airlines Co.                                   8,659,268    144,502        .70
Delta Air Lines, Inc.                                    1,030,000     52,337        .25

INSURANCE  -  1.56%
XL Capital Ltd. (formerly EXEL Ltd.) (Incorporated       2,840,800    142,927        .68
 in Bermuda)
Protective Life Corp.                                    1,860,000     55,335        .27
Mercury General Corp.                                    1,275,000     38,569        .19
American International Group, Inc.                         375,000     34,758        .17
MGIC Investment Corp.                                      600,000     26,063        .13
Mutual Risk Management Ltd. (Incorporated in Bermuda)      900,000     24,750        .12

CHEMICALS  -  1.36%
Monsanto Co.                                             4,625,000    189,914        .92
Air Products and Chemicals, Inc.                           700,000     23,800        .12
Millennium Chemicals Inc.                                1,000,000     23,000        .11
A. Schulman, Inc.                                          965,625     17,321        .08
Praxair, Inc.                                              300,000     14,100        .07
International Flavors & Fragrances Inc.                    174,700      7,119        .04
Bayer AG (Germany)                                         110,000      4,790        .02

MERCHANDISING  -  1.15%
Limited Inc.                                             2,900,000    109,838        .53
Lowe's Companies, Inc.                                     800,000     36,200        .18
Albertson's, Inc.                                          598,500     28,691        .14
Intimate Brands, Inc., Class A                             525,000     20,245        .10
Lands' End , Inc. (1)                                      350,000     17,631        .09
PETsMART, Inc. (1)                                       2,100,000     10,106        .04
Circuit City Stores, Inc. - Circuit City Group             200,000      8,600        .04
Consolidated Stores Corp. (1)                              400,000      6,450        .03

BANKING  -  0.79%
Washington Mutual, Inc.                                  1,684,000     53,467        .26
Bank of America Corp. (formerly BankAmerica Corp.)         850,000     51,425        .25
Wells Fargo & Co.                                          779,100     31,018        .15
Charter One Financial, Inc.                                850,000     19,895        .10
BankBoston Corp.                                           145,000      6,734        .03

RECREATION  OTHER CONSUMER PRODUCTS  -  0.54%
Hasbro, Inc.                                             3,550,000     86,753        .42
American Greetings Corp., Class A                          875,000     24,227        .12

FOOD & HOUSEHOLD PRODUCTS  -  0.43%
Keebler Foods Co. (1)                                    1,900,000     56,644        .27
Dole Food Co., Inc.                                      1,273,000     32,063        .16

TEXTILES & APPAREL  -  0.43%
NIKE, Inc., Class B                                      1,900,000     87,875        .43

ENERGY EQUIPMENT  -  0.38%
BJ Services Co. (1)                                      1,200,000     41,100        .20
Schlumberger Ltd. (Netherlands Antilles)                   550,000     36,712        .18

MISCELLANEOUS MATERIALS & COMMODITIES  -  0.37%
Sealed Air Corp. (1)                                     1,300,000     76,375        .37

METALS: NONFERROUS  -  0.23%
Freeport-McMoRan Copper & Gold Inc., Class B             3,000,000     48,188        .23

UTILITIES: ELECTRIC & GAS  -  0.20%
Questar Corp.                                            2,225,000     41,997        .20

AEROSPACE & MILITARY TECHNOLOGY  -  0.18%
Bombardier Inc., Class B (Canada)                        2,350,000     36,559        .18

TRANSPORTATION: RAIL & ROAD  -  0.16%
Wisconsin Central Transportation Corp. (1)               2,094,300     33,378        .16

MACHINERY & ENGINEERING  -  0.13%
Thermo Electron Corp.  (1)                               1,725,000     27,384        .13

INDUSTRIAL COMPONENTS  -  0.11%
Danaher Corp.                                              400,000     23,500        .11


REAL ESTATE  -  0.03%
Catellus Development Corp. (1)                             500,000      6,844        .03

Miscellaneous  -  4.00%
Other equity securities in initial period of                          827,241       4.00
 acquisition
                                                                  -----------------------
TOTAL EQUITY SECURITIES (COST: $11,288,131,000)                    18,483,738      89.41
                                                                  -----------------------

                                                         Principal
                                                           Amount
Short Term Securities                                        (000)
--------------------------------------------------       --------------------------------
CORPORATE SHORT-TERM NOTES  -  7.00%

Associates First Capital Corp. 4.96%-5.70%               $124,500     123,401        .60
 due 9/1/1999-2/7/2000
Bellsouth Capital Funding Corp. 5.09%-5.30%                 85,000     83,889        .41
 due 10/13/1999-1/27/2000 (3)
Ciesco LP 5.13%-5.25% due 10/7-10/18/1999                   84,000     83,469        .40
General Electric Capital Corp. 5.41%-5.53%                  75,550     74,709        .36
 due 9/1/1999-1/25/2000
IBM Credit Corp. 5.55%-5.70% due 1/21-2/11/2000             75,000     73,215        .35
Merck & Co., Inc. 5.29%-5.30% due 2/2-2/4/2000              74,000     72,191        .35
Procter & Gamble Co. 5.10%-5.28% due 10/20-10/27/1999       70,000     69,468        .34
E.I. du Pont de Nemours and Co. 5.29%-5.60%                 71,000     69,205        .33
 due 2/2-2/11/2000
Lucent Technologies Inc. 5.08%-5.33%                        69,900     68,992        .33
 due 9/24/1999-2/1/2000
Ford Motor Credit Co. 5.13%-5.56% due                       69,700     68,912        .33
 10/7/1999-1/31/2000
National Rural Utilities Cooperative Finance Corp.          65,203     64,902        .31
 4.92%-5.23% due 9/10-10/15/1999
CIT Group Holdings, Inc. 5.15%-5.25% due                    61,700     61,220        .30
 10/19-10/26/1999
Ameritech Capital Funding Corp. 5.10%-5.16%                 60,000     59,820        .29
 due 9/13-9/29/1999
Eastman Kodak Co. 4.82%-5.30% due 9/10-11/18/1999           60,000     59,573        .29
Coca-Cola Co. 4.88%-5.29% due 9/16/1999-1/25/2000           53,500     53,303        .26
American Express Credit Corp. 5.09%-5.62%                   54,000     53,275        .26
 due 9/28/1999-2/8/2000
PACCAR Financial Corp. 5.25% due 11/2-11/10/1999            45,811     45,352        .22
Archer Daniels Midland Co. 5.30%-5.33% due                  44,046     43,328        .21
 11/16/1999-1/24/2000
H.J. Heinz Co. 5.07%-5.34% due 9/9/1999-1/28/2000           40,916     40,460        .19
Emerson Electric Co. 5.31%-5.60% due 1/28-2/23/2000         40,500     39,487        .19
American Home Products Corp. 4.85%-5.09%                    34,400     34,353        .17
 due 9/3-9/15/1999 (3)
Equilon Enterprises, LLC 5.25% due 10/21/1999               30,000     29,777        .14
International Lease Finance Corp. 5.09%-5.22%               29,300     29,080        .14
 due 10/14-10/25/1999
Monsanto Co. 4.80% due 9/9/1999                             24,705     24,674        .12
Campbell Soup Co. 4.82% due 1/18/2000                       22,514     22,018        .11
                                                                  -----------------------
                                                                    1,448,073       7.00
                                                                  -----------------------

FEDERAL AGENCY DISCOUNT NOTES  -  4.19%

Freddie Mac 4.90%-5.40% due 9/10/1999-2/28/2000            453,638    446,315       2.16
Fannie Mae 4.90%-5.21% due 9/3-11/8/1999                   304,100    303,313       1.47
Federal Home Loan Banks 5.15%-5.45% due                    119,000    116,330        .56
 10/15/1999-2/25/2000
                                                                  -----------------------
                                                                      865,958       4.19
                                                                  -----------------------

NON-U.S. CURRENCY -  0.02%

New Taiwanese Dollar                                     NT $125,2      3,950        .02
                                                                  -----------------------




TOTAL SHORT-TERM SECURITIES (cost: $ 2,318,825,000)                 2,317,981      11.21
                                                                  -----------------------
TOTAL INVESTMENT SECURITIES (cost: $13,606,956,000)                20,801,719     100.62
                                                                  -----------------------
Excess of payables over cash and receivables                          128,806        .62
                                                                  -----------------------
NET ASSETS                                                        $20,672,913    100.00%
                                                                  ========================
(1)Non-income-producing security.
(2)The fund owns 5.26% of the outstanding voting
   securities of Microchip Tech, and thus is considered
   an affiliate as defined by the Investment
   Company Act of 1940.

(3)Purchased in a private placement transaction;
   resale to the public may require registration or sale only to qualified institutional buyers.

(4) Valued under procedures established by the Board of Directors.
(5) When-issued security.


The descriptions of the companies shown in the portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemenatal and are not covered by the Independent Auditors' Report.


ADR = Amercian Depository Receipt
See Notes to Financial Statements


The Growth Fund of America
Financial Statements
Statement of Assets and Liabilities
----------------------------------------------       ---------------------------------
at August 31, 1999                                               (dollars in thousands)

Assets:
Investment securities at market
 (cost: $13,606,956)                                                $20,801,719
Cash                                                                         88
Receivables for-
 Sales of investments                                    $29,725
 Sales of fund's shares                                   42,497
 Dividends and interest                                    3,429         75,651
                                                     ---------------------------------
                                                                     20,877,458
Liabilities:
Payables for-
 Purchases of investments                                169,687
 Repurchases of fund's shares                             18,076
 Management services                                       5,765
 Other expenses                                           11,017        204,545
                                                     ---------------------------------
Net Assets at August 31, 1999-
 Equivalent to $26.20 per share on
 789,022,681 shares of $0.10 par value
 capital stock outstanding (authorized
 capital stock--800,000,000 shares)                                 $20,672,913
                                                                 =====================

Statement of Operations
----------------------------------------------       --------------------------
for the year ended August 31, 1999                               (dollars in thousands)

Investment Income:
Income:
 Dividends                                            $   72,003
 Interest                                                 94,890      $ 166,893
                                                     --------------

Expenses:
 Management services fee                                  57,694
 Distribution expenses                                    42,790
 Transfer agent fee                                       13,441
 Reports to shareholders                                     412
 Registration statement and prospectus                     1,122
 Postage, stationery and supplies                          2,328
 Directors' fees                                             187
 Auditing and legal fees                                      61
 Custodian fee                                               423
 Taxes other than federal income tax                          59
 Other expenses                                              233        118,750
                                                     --------------------------
 Net investment income                                                   48,143
                                                                 --------------
Realized Gain and Unrealized
 Appreciation on Investments:
Net realized gain                                                     2,423,859
Net increase in unrealized appreciation
 on investments:
 Beginning of year                                     2,366,879
 End of year                                           7,194,763      4,827,884
                                                     --------------------------
 Net realized gain and unrealized appreciation
  on investments                                                      7,251,743
                                                                 --------------

Net Increase in Net Assets Resulting
 from Operations                                                  $   7,299,886
                                                                 ==============






Statement of Changes in Net Assets
----------------------------------------------       --------------------------
                                                                    (dollars in
                                                                     thousands)

                                                     Year ended August 31
                                                             1999           1998

Operations:
Net investment income                                $      48,14 $      61,388
Net realized gain on investments                       2,423,859      1,530,218
Net increase (decrease) in unrealized appreciation
 on investments                                        4,827,884     (1,640,385)
                                                     --------------------------
 Net increase (decrease) in net assets
  resulting from operations                            7,299,886        (48,779)
                                                     --------------------------

Dividends and Distributions Paid to
 Shareholders:
Dividends from net investment income                     (59,245)       (75,837)
Distributions from net realized gain on
 investments                                          (1,454,805)    (1,201,719)
                                                     ---------------------------------
 Total dividends and distributions                    (1,514,050)    (1,277,556)
                                                     ----------------------------------

Capital Share Transactions:
Proceeds from shares sold: 174,121,917
 and 109,029,348 shares, respectively                  4,179,298      2,241,289
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments:  66,551,910 and 66,729,473 shares,
 respectively                                          1,460,168      1,225,124
Cost of shares repurchased: 109,023,256
 and 96,539,758 shares, respectively                  (2,550,833)    (1,987,987)
                                                     --------------------------

 Net increase in net assets resulting from
  capital share transactions                           3,088,633      1,478,426
                                                     --------------------------

Total Increase in Net Assets                           8,874,469        152,091

Net Assets:
Beginning of year                                     11,798,444     11,646,353
                                                     --------------------------

End of year (including distributions in excess of net
 investment income and net investment income of $(660)
and $37,030, respectively                            $ 20,672,913  $ 11,798,444
                                                     ==========================



See Notes to Financial Statements


THE GROWTH FUND OF AMERICA, INC.
NOTES TO THE FINANCIAL STATEMENTS

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     ORGANIZATION - The Growth Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund invests in a wide range of companies that appear to offer superior opportunities for growth of capital.

     SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     SECURITY VALUATION - Equity securities, including depositary receipts, are valued at the last reported sale price on the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange or market determined by the investment adviser to be the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by a committee appointed by the Board of Directors.

     NON-U.S. CURRENCY TRANSLATION - Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the prevailing market rates at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INC - Security transactions are accounted for as of the trade date. Realized gains and losses from securities transactions are determined based on specific identified cost. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis. Market discounts and premiums on securities purchased are amortized daily over the expected life of the security.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

2.   NON-U.S. INVESTMENTS

     INVESTMENT RISK - Investments in securities of non-U.S. issuers in certain countries involve special investment risks. These risks may include, but are not limited to, investment and repatriation restrictions, revaluation of currencies, adverse political, social, and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     TAXATION - Dividend income is recorded net of non-U.S. taxes paid. For the year ended August 31, 1999, such non-U.S. taxes were $1,099,000.

     CURRENCY GAINS AND LOSSES - Net realized currency gains on dividends, interest, and other receivables and payables, on a book basis, were $43,000 for the year ended August 31, 1999.

3. FEDERAL INCOME TAXATION - The fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its net taxable income and net capital gains for the fiscal year. As a regulated investment company, the fund is not subject to income taxes if such distributions are made. Required distributions are determined on a tax basis and may differ from net investment income and net realized gains for financial reporting purposes. In addition, the fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are record by the fund.

     As of August 31, 1999, net unrealized appreciation on investments for book and federal income tax purposes aggregated $7,194,763,000, of which $7,812,622,000 related to appreciated securities and $617,859,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended August 31, 1999.

  Net gains related to non-U.S. currency transactions of $43,000 were treated as an adjustment to ordinary income for federal income tax purposes. The cost of portfolio securities for book and federal income tax purposes was $13,606,956,000 at August 31, 1999.

4.   FEES AND TRANSACTIONS WITH RELATED PARTIES

     INVESTMENT ADVISORY FEE - The fee of $57,694,000 for management services was incurred pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.50% of the first $1.0 billion of average net assets; 0.40% of such assets in excess of $1.0 billion but not exceeding $2.0 billion; 0.37% of such assets in excess of $2.0 billion but not exceeding $3.0 billion; 0.35% of such assets in excess of $3.0 billion but not exceeding $5.0 billion; 0.33% of such assets in excess of $5.0 billion but not exceeding $8.0 billion; 0.315% of such assets in excess of $8.0 billion but not exceeding $13.0 billion; 0.30% of such assets in excess of $13.0 billion but not exceeding $21.0 billion; and 0.29% of such assets in excess of $21.0 billion.

     DISTRIBUTION EXPENSES - Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended August 31, 1999, distribution expenses under the Plan were $42,790,000. As of August 31, 1999, accrued and unpaid distribution expenses were $10,210,000.

     American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $11,344,000(after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     TRANSFER AGENT FEE - American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $13,441,000.

     DEFERRED DIRECTORS' FEES - Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of August 31, 1999, aggregate deferred amounts and earnings thereon since the deferred compensation plan's adoption (1993) net of any payments to Directors were $661,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

5.   INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

     The fund made purchases and sales of investment securities, excluding short-term securities, of $7,777,440,000 and $6,943,340,000, respectively, during the year ended August 31, 1999.

     As of August 31, 1999, accumulated undistributed net realized gain on investments was $2,237,712,000 and additional paid-in capital was $11,265,209,000. The fund reclassified $26,588,000 from undistributed net investment income and $146,687,000 from undistributed net realized gains to additional paid-in capital for the year ended August 31, 1999.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $423,000 includes $30,000 that was paid by these credits rather than in cash.


Per-Share Data and Ratios /1/
                                                Year EndAugust     31

                                           1999    1998    1997 1996  1995  1994
                                         -------------- --------------------------
Net Asset Value, Beginning of Year       $17.95  $20.14 $15.39 $16.55$13.81$13.58
                                         -------------- --------------------------
 Income from Investment Operations:
  Net investment income                     .07     .10    .13   .13   .13   .07
  Net gains(losses) on securities (both
   realized and unrealized)               10.48    (.10)  5.59  (.01) 3.21   .71
                                         -------------- --------------------------

   Total from investment operations       10.55     .00   5.72   .12  3.34   .78
                                         -------------- --------------------------
 Less Distributions:
  Dividends (from net investment income)   (.09)   (.13)  (.11) (.14) (.08) (.06)
  Distributions (from captital gains)     (2.21)  (2.06)  (.86)(1.14) (.52) (.49)
                                         -------------- --------------------------
   Total distributions                    (2.30)  (2.19)  (.97)(1.28) (.60) (.55)
                                         -------------- --------------------------
Net Asset Value, End of Year             $26.20  $17.95 $20.14 $15.39$16.55$13.81
                                         ============== ==========================

Total Return /2/                          61.26%  (.24)% 38.54%  .90%25.56% 5.98%


Ratios/Supplemental Data:
  Net assets, end of year (in millions)  $20,673$11,798 $11,646$8,511$7,525$5,427
  Ratio of expenses to average net
 assets                                     .70%    .70%   .72%  .74%  .75% .78%
  Ratio of net income to average net
 assets                                     .28%    .48%   .73%  .82%  .90% .49%
  Portfolio turnover rate                45.61%  38.84% 34.10% 27.95%26.90%24.77%


/1/ Adjusted to reflect the 100% share dividend effective at the close of business on December 12, 1996.
/2/ Excludes maximum sales charge of 5.75%


Independent Auditors' Report
To the Board of Directors and Shareholders of

The Growth Fund of America, Inc.:

     We have audited the accompanying statement of assets and liabilities of The Growth Fund of America, Inc., including the investment portfolio, as of August 31,1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and the per-share data and ratios are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of The Growth Fund of America, Inc. at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Los Angeles, California


September 30, 1999

Tax Information (unaudited)

 We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:
Dividends and Distributions per Share

To Shareholders        Payment Date           From Net        From Net
of Record                                     Investment      Realized
                                              Income          Long-Term
                                                               Gains

December 23, 1998      December 24, 1998      $0.09           $2.21


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 100% of the dividends paid by the fund from net investment income represents qualifying dividends.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income. However, many plan retirement trusts may need this information for their annual information reporting.

The fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Since the amounts above are reported for the fund's FISCAL YEAR and not the CALENDAR YEAR, shareholders should refer to their Form 1099 DIV or other tax information which will be mailed in January 2000 to determine the CALENDAR YEAR amounts to be included on their 1999 tax returns. Shareholders should consult their tax advisers.